UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3178
                                   ------------


                           AXP DISCOVERY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    1/31
                         --------------

AXP(R)
   Core Bond
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Core Bond Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               6

Investments in Securities                 10

Financial Statements                      17

Notes to Financial Statements             20

Fund Expenses Example                     32

Proxy Voting                              34

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

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2  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Jamie Jackson, CFA                        6/03               16
Scott Kirby                               6/03               18
Tom Murphy, CFA                           6/03               18

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates by class
A: 6/19/03     B: 6/19/03     C: 6/19/03      I: 3/4/04     Y: 6/19/03

Ticker symbols by class
A: ACBAX       B: --          C: --           I: --         Y: --

Total net assets                                         $167.4 million

Number of holdings                                                  228

Weighted average life(1)                                        6 years

Effective duration(2)                                         3.9 years

Weighted average bond rating(3)                                     AAA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 36.8%
U.S. government obligations & agencies 31.3%
Corporate bonds* 16.8%
CMBS/ABS** 8.2%
Short-term securities 6.4%
Foreign government bonds 0.5%

  * Includes 4.3% Communications, 3.6% Other Financial, 2.0% Banks & brokers, 1.6% Technology, 1.3% Consumer cyclical, 1.2% Insurance, 0.8% Energy, 0.8% Utilities, 0.6% Consumer non-cyclical, 0.5% Basic industries, and 0.1% Capital goods.

 **  Commercial mortgage-backed/Asset-backed securities

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                          82.8%
AA bonds                                                            2.6
A bonds                                                             4.5
BBB bonds                                                          10.1
Non-investment grade bonds                                           --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and call/prepayment risk.

Fund holdings are subject to change.

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3  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

                 +3.64%               +3.81%             +3.85%

+3.64% = AXP Core Bond Fund Class A (excluding sales charge)
+3.81% = Lehman Brothers Aggregate Bond Index(1) (unmanaged)
+3.85% = Lipper Intermediate Investment Grade Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The Index reflects reinvestment of all distributions and changes in the market prices, but excludes brokerage commissions or other fees. The Index is frequently used as a general measure of bond market performance. However, the securities used to create the Index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Jan. 31, 2005 by class
A: 3.01%    B: 2.40%    C: 2.39%    I: 3.44%   Y: 3.28%

At Dec. 31, 2004 by class
A: 2.97%    B: 2.37%    C: 2.37%    I: 3.38%   Y: 3.27%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

STYLE MATRIX

       DURATION
SHORT    INT    LONG
          X            HIGH
                       MEDIUM  QUALITY
                       LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

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4  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B               Class C            Class I       Class Y
(Inception dates)            (6/19/03)             (6/19/03)             (6/19/03)          (3/4/04)      (6/19/03)
                                                         After                 After
                        NAV(1)    POP(2)      NAV(1)    CDSC(3)     NAV(1)    CDSC(4)        NAV(5)        NAV(6)
at Jan. 31, 2005
6 months*               +3.64%    -1.28%      +3.26%    -0.74%      +3.26%    +2.26%         +3.78%        +3.73%
1 year                  +3.68%    -1.25%      +2.82%    -1.18%      +2.80%    +2.80%           N/A         +3.74%
Since inception         +1.97%    -1.05%      +1.22%    -1.22%      +1.21%    +1.21%         +3.03%*       +2.13%
at Dec. 31, 2004
6 months*               +3.95%    -0.99%      +3.56%    -1.44%      +3.56%    +2.56%         +4.08%        +4.03%
1 year                  +3.76%    -1.16%      +3.12%    -0.88%      +3.10%    +3.10%           N/A         +4.04%
Since inception         +1.66%    -1.52%      +0.98%    -1.59%      +0.97%    +0.97%         +2.46%*       +1.88%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team discusses AXP Core Bond Fund's positioning and results for the first half of the Fund's current fiscal year.

At Jan. 31, 2005, approximately 50.42% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result, AXP Core Bond Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 19, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Core Bond Fund may experience increased expenses as it buys and sells securities to satisfy purchases and redemptions from AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 27 and 32.

Q:  How did AXP Core Bond Fund perform for the six months ended Jan. 31, 2005?

A: AXP Core Bond Fund's Class A shares gained 3.64%, excluding sales charge, for the six months ended Jan. 31, 2005. This was slightly less than the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which rose 3.81% for the period. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Index, returned 3.85% for the same time frame.

Q:  What market conditions were present during the six months?

A: During the period, bond market investors closely watched interest rate changes made by the Federal Reserve Board (the Fed) along with inflation data. After the Fed's first three moves to tighten monetary policy in June, August and September of 2004, the market's widespread expectation was that it would pause to evaluate the effects of those rate hikes. Instead, the Fed increased interest rates twice more, bringing the targeted federal funds rate to 2.25% by the end of the reporting period. While rates at the short end of the yield curve increased, yields for intermediate- and long-term securities remained low leading to a dramatic flattening of the yield curve. On the inflation front, core U.S. Consumer Price Index -- the most closely watched gauge of inflation which excludes volatile food and energy prices -- did move up approximately 2.2% during calendar year 2004. Despite the increase, economists and Fed policymakers seemed to agree that inflation remained at a fairly moderate level.

    The riskiest segments of the bond market -- high-yield corporate bonds and global bonds from the emerging markets -- offered the highest returns for the period. Also, so-called spread sectors such as agency, corporate, asset-backed

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6  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We maintain a disciplined focus on individual security selection, with a goal of having higher-than-Lehman Index positions in securities that offer the greatest potential for outperforming the Fund's benchmark. (end callout quote)

    and mortgage-backed securities outperformed U.S. Treasuries during the six months. Finally, Treasury Inflation Protected Securities (TIPS) turned in strong results because they accrue performance based on changes to inflation.

Q:  What factors most significantly affected performance?

A: Specifically in the Fund, results were aided by a shorter duration stance than its benchmark during the period. The Fund's duration was 3.9 years at Jan. 31, 2005. The Fund's performance was also rewarded by our effective positioning of securities along the yield curve, as the curve continued to flatten as we predicted. We benefited from our individual bond selection in the corporate sector where we favored higher quality issues. Additionally, our position in AAA-rated, commercial mortgage-backed securities (CMBS) contributed positively to the Fund's results, as the CMBS market was able to successfully absorb a large number of newly issued bonds. Later in the period, the Fund's performance benefited from our small global bond position, which advanced as the U.S. dollar weakened.

    On the negative side, the Fund's lower-than-Lehman Index position in mortgage-backed securities detracted from performance as that sector performed relatively well. The reason for our lower weighting was twofold. Not only were mortgage valuations expensive by historical standards, but we also believed these securities would underperform other sectors if market volatility increased.

Q:  What changes did you make to the Fund during the period?

A: We took profits in some of the Fund's global bond positions when they reached the price targets we had set for them. Also, we added intermediate-term TIPS to the Fund's portfolio during the period, but sold these securities by the end of the six months. The TIPS benefited from

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7  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(line chart)
                              U.S. TREASURY YIELDS
                    (Jan. 31, 2005 compared to Aug. 2, 2004)

Yield

(solid)     2.46      2.72      3.27      3.40       3.69      4.13      4.59
(dashed)    1.46      1.74      2.65      2.98       3.66      4.45      5.19
           3 mos.    6 mos.    2 yrs.    3 yrs.     5 yrs.    10 yrs.   30 yrs.

                                    Maturity

U.S. Treasury yields as of: (solid)  1/31/05
                            (dashed) 8/2/04

Source: Bloomberg

This chart compares the income potential of U.S. Treasury bills, notes and bonds as of Jan. 31, 2005 compared to six months earlier. This is known as the yield curve.

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8  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    strong inflation accretion over the short time we owned them. Additionally, we reduced our exposure to corporate bonds, bringing our weighting more in line with the Lehman Index. We believed high-quality corporate bond yields already reflected the good news about the U.S. economy. Finally, we maintained the Fund's short duration stance based on our belief that rates would move higher.

Q:  How do you intend to manage the Fund in the coming months?

A: Our outlook calls for the ongoing economic recovery to continue and for interest rates to move higher. Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates. In addition, we are forecasting that the yield spread between short- and long-term maturities will widen in the coming months. In terms of currency, we believe the recent strength of the U.S. dollar will be short lived and that its value will fall to new lows in 2005.

    As a result of our outlook, we will continue to keep the Fund's duration shorter than the Lehman Index. Also, we are now positioning the Fund to benefit from our forecast for a flatter yield curve in the coming months. In terms of bond market sectors, we believe that valuations of mortgage-backed securities are still stretched. We see little upside remaining for mortgage spreads to tighten further, and the potential for rising interest rates makes us cautious on that sector. Our outlook is also cautious for high-quality corporate bonds. The risk level in that sector will continue to increase as the Fed removes liquidity from the financial markets and corporate America moves away from bondholder-friendly moves, such as debt retirement and building cash reserves, to more shareholder-friendly actions, such as equity buybacks and acquisition activity, in an effort to bolster stock prices. On the other hand, our outlook for a weak dollar boosts the attractiveness of non-U.S. bonds. A falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

    We will continue to monitor job creation and inflation numbers as they remain key indicators for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having higher-than-Lehman Index positions in securities that offer the greatest potential for outperforming the Fund's benchmark.

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9  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Core Bond Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (99.4%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (0.6%)
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38%              $840,000(c)              $938,700

U.S. government obligations & agencies (33.3%)
Federal Home Loan Bank
   09-22-05               2.13              1,075,000                1,069,378
   08-11-06               3.25              3,250,000                3,245,320
   06-14-13               3.88              1,350,000                1,309,449
Federal Home Loan Mtge Corp
   07-15-06               5.50              1,900,000                1,958,150
   03-15-07               4.88                700,000                  719,770
   03-18-09               3.76                485,000                  482,456
   01-15-12               5.75              2,625,000                2,855,945
   07-15-13               4.50              2,275,000                2,289,651
Federal Natl Mtge Assn
   05-15-08               6.00                830,000                  887,188
   02-15-09               3.25              1,365,000                1,333,251
   04-15-14               4.13                515,000                  503,122
U.S. Treasury
   02-28-05               1.50             10,240,000               10,236,330
   05-31-05               1.25              1,330,000                1,324,387
   08-31-05               2.00                470,000                  467,852
   11-15-05               5.75              3,000,000                3,065,742
   12-31-05               1.88              2,430,000                2,406,934
   11-15-07               3.00              5,890,000                5,827,878
   01-15-10               3.63                295,000                  293,985
   11-15-14               4.25                655,000                  661,038
   08-15-23               6.25              6,463,000(k)             7,751,309
   02-15-26               6.00              5,563,000                6,553,909
   02-15-31               5.38                390,000                  436,267
Total                                                               55,679,311

Commercial mortgage-backed(f)/
Asset-backed securities (8.7%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                175,000(i)               173,277
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                200,000(i)               197,063
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94                400,000                  406,888
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                454,965                  449,187
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                275,000                  276,955
  Series 2004-T16 Cl A3
   02-13-46               4.03                150,000                  149,368
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                336,928(d)               341,959
Commercial Mtge Pass-Through Ctfs
  Series 2004-LB3A Cl A2
   07-10-37               4.71                400,000                  408,252
  Series 2004-LB3A Cl A3
   07-10-37               5.09                600,000                  622,123
  Series 2004-LB3A Cl A5
   07-10-37               5.28                500,000(h)               525,902
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                175,000                  171,966
Daimler Chrysler Auto Trust
  Series 2005-A Cl A3
   12-08-08               3.49                925,000                  923,265
Ford Credit Auto Owner Trust
  Series 2005-A Cl A3
   11-15-08               3.48                925,000                  923,150
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12                150,000                  149,126
  Series 2004-C3 Cl A2
   07-10-39               4.43                300,000                  303,307

See accompanying notes to investments in securities.

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10  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A5
   12-10-41               4.86%              $300,000                 $302,409
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42               3.92                200,000(b)               200,497
  Series 2005-GG3 Cl A4
   08-10-42               4.80                350,000(b)               351,727
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  200,156
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37               5.26                100,000                  104,418
  Series 2004-CBX Cl A3
   01-12-37               4.18                150,000                  150,052
  Series 2004-CBX Cl A5
   01-12-37               4.65                250,000                  251,847
  Series 2004-CBX Cl A6
   01-12-37               4.90                300,000                  304,454
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                250,000                  254,318
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                200,000                  202,303
  Series 2002-C4 Cl A5
   09-15-31               4.85                500,000                  512,003
  Series 2003-C8 Cl A2
   11-15-27               4.21                300,000                  301,212
  Series 2004-C2 Cl A2
   03-15-29               3.25                160,000                  154,723
  Series 2004-C4 Cl A2
   06-15-29               4.57                250,000                  254,189
  Series 2004-C6 Cl A2
   08-15-29               4.19                300,000                  299,283
  Series 2004-C7 Cl A2
   10-15-29               3.99                250,000                  247,520
  Series 2004-C8 Cl A2
   12-15-29               4.20                350,000                  349,990
  Series 2004-C8 Cl A6
   12-15-29               4.80                400,000                  404,145
  Series 2005-C1 Cl A4
   02-15-30               4.74                300,000(b)               301,499
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                225,000(i)               224,183
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               2.44                150,000(h)               150,102
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                200,000                  197,814
Morgan Stanley Capital I
  Series 2004-IQ7 Cl A2
   06-15-38               5.02                300,000                  309,096
  Series 2004-IQ8 Cl A2
   06-15-40               3.96                165,000                  164,718
  Series 2005-T17 Cl A5
   12-13-41               4.78                300,000                  301,614
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                100,000                   99,313
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  298,959
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                106,635(i)               107,042
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                350,000                  351,723
  Series 2005-C16 Cl A4
   10-15-41               4.85                600,000                  599,929
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                200,000                  198,892
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000(b)               399,923
Total                                                               14,571,841

Mortgage-backed securities (39.2%)(f,j)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.29                342,664(e)               349,781
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                165,684                  169,027
Bank of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.15                198,999(e)               192,141

See accompanying notes to investments in securities.

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11  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Bear Stearns Adjustable Rate Mortgage Trust
  Series 2004-12 Cl 3A1
   02-25-35               5.20%              $434,740(e)              $439,909
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                254,953                  254,944
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              2,351,808                2,415,435
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.67                149,895(e)               149,076
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.45                149,316(e)               147,438
Federal Home Loan Mtge Corp
   12-01-13               6.00                320,849                  335,840
   05-01-18               5.50                598,416                  620,592
   08-01-18               5.00                263,401                  267,883
   10-01-18               5.00                109,520                  111,343
   02-01-19               5.50                383,000                  395,189
   06-01-23               5.00                222,116                  224,165
   12-01-23               6.00                239,215                  248,588
   10-01-31               6.00                243,140                  251,267
   04-01-32               7.00                548,662                  580,523
   10-01-32               6.00                282,005                  292,508
   03-01-33               6.00                448,519                  463,949
   09-01-33               6.00                215,955                  224,345
  Collateralized Mtge Obligation
   02-15-27               5.00                200,000                  204,198
   10-15-27               5.00              1,125,000                1,148,610
   06-15-28               5.00                700,000                  715,199
   11-15-28               4.50                 93,218                   93,988
   01-15-33               5.00                 78,280                   78,029
   02-15-33               5.50                217,394                  223,071
   07-25-43               7.00                130,435                  138,017
  Interest Only
   10-15-22              14.56                312,706(g)                23,202
Federal Natl Mtge Assn
   03-01-09               5.86                466,600                  493,725
   10-01-10               4.85                492,395                  503,002
   12-01-11               4.27                599,334                  591,855
   11-01-12               4.84                486,776                  494,584
   09-01-13               5.28                498,788                  522,098
   10-01-13               5.11                492,358                  511,003
   11-01-13               5.39                390,105                  411,625
   12-01-13               5.01                345,708                  353,700
   03-01-14               4.60                494,652                  491,699
   09-01-14               7.00                720,770                  763,150
   10-01-14               6.50                424,424                  448,874
   08-01-15               5.50                305,035                  315,449
   11-01-16               6.00                513,320                  537,497
   01-01-17               5.57                899,210                  964,262
   07-01-17               6.50                299,906                  316,939
   09-01-17               6.00                238,895                  250,164
   02-01-18               5.50                327,612                  339,149
   05-01-18               6.00                576,508                  603,870
   06-01-18               4.50                240,170                  240,386
   06-01-18               5.00                888,118                  904,475
   08-01-18               4.50                254,481                  254,670
   10-01-18               4.50                365,616                  365,944
   11-01-18               4.50              1,393,143                1,394,393
   01-01-19               5.50              1,664,119                1,718,363
   01-01-19               6.00                574,849                  601,967
   02-01-19               5.00                377,710                  384,111
   10-01-19               6.00                985,353                1,031,765
   02-01-20               5.00              2,200,000(b)             2,234,375
   03-01-20               5.50                175,000(b)               180,141
   12-01-22               5.50                960,273                  986,314
   07-01-23               5.00                128,920                  130,104
   08-01-23               5.50                128,341                  131,486
   09-01-23               5.50                721,153                  740,209
   07-01-28               5.50                192,451                  196,813
   09-01-28               7.50                202,967                  218,131
   12-01-28               5.50                327,256                  334,675
   04-01-29               6.50                172,873                  182,143
   05-01-29               6.00                785,749                  811,733
   05-01-29               7.00                452,371                  479,280
   02-01-31               7.50                131,145                  140,642
   05-01-31               6.50                234,956                  245,993
   09-01-31               7.00                211,082                  225,328
   09-01-31               7.50                519,813                  557,456
   04-01-32               6.50                821,464                  860,053
   08-01-32               7.00                212,299                  225,655
   09-01-32               6.50              1,648,497                1,725,929
   10-01-32               5.50                418,892                  427,399
   10-01-32               6.00                242,859                  250,977
   10-01-32               6.50                408,405                  427,588

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   01-01-33               5.50%            $1,088,761               $1,110,872
   01-01-33               5.80                220,025                  237,008
   02-01-33               6.00                454,090                  468,989
   03-01-33               5.50                315,972                  322,763
   04-01-33               5.50                327,271                  334,902
   05-01-33               5.50              1,716,515                1,751,698
   06-01-33               5.50                191,124                  195,580
   06-01-33               6.00                370,790                  382,887
   07-01-33               4.85                335,203(e)               336,168
   07-01-33               5.00                690,179                  690,257
   07-01-33               5.50                153,802                  156,810
   08-01-33               5.00                491,327                  491,382
   10-01-33               6.00                166,756                  173,136
   11-01-33               5.50                520,509                  530,691
   01-01-34               5.00                438,282                  438,141
   03-01-34               5.00              2,129,381                2,129,621
   04-01-34               5.00                571,983                  571,576
   05-01-34               6.50                706,278                  739,008
   08-01-34               4.53                294,742(e)               295,797
   08-01-34               7.00                373,140                  394,883
   09-01-34               4.84                780,223(e)               792,971
   11-01-34               6.50              1,002,478(b)             1,048,934
   12-01-34               4.40                249,689(e)               249,781
   02-01-35               5.50              2,475,000(b)             2,519,859
   02-01-35               6.00              3,650,000(b)             3,768,624
  Collateralized Mtge Obligation
   07-25-26               5.50                500,000                  514,259
   12-25-26               8.00                 70,591                   75,185
   06-25-44               7.50                202,937                  218,015
  Interest Only
   12-25-31               1.19                386,714(g)                66,384
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.45                349,908                  355,636
Govt Natl Mtge Assn
   06-15-32               7.50                 78,062                   83,782
   07-15-33               5.00                462,008                  465,818
   10-15-33               5.00                743,764                  749,782
   10-15-33               5.50                166,513                  171,053
   03-20-34               6.50                 64,488                   67,889
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.43                173,526(e)               172,287
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00                246,544                  251,687
  Series 2004-7 Cl 8A1
   08-25-19               5.00                247,330                  247,854
  Series 2004-8 Cl 7A1
   09-25-19               5.00                366,632                  367,714
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,375,000                1,409,590
Structured Adjustable Rate Mtge Loan
  Series 2004-5 Cl B1
   05-25-34               4.62                174,682(e)               172,962
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                755,796                  763,390
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                167,532                  165,182
Wells Fargo Mortgage Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35               4.57                650,000(e)               651,112
Total                                                               65,381,319

Automotive & related (0.2%)
Ford Motor
   02-01-29               6.38                420,000                  376,304

Banks and savings & loans (2.2%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                195,000                  193,407
KFW Intl Finance
  (U.S. Dollar)
   10-17-05               2.50                925,000(c)               920,525
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65              1,470,000                1,541,986
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                885,000(k)               982,619
Total                                                                3,638,537

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Cable (1.3%)
Comcast
   03-15-11               5.50%            $1,770,000(k)            $1,864,818
Comcast Cable Communications
   11-15-08               6.20                255,000                  273,424
Total                                                                2,138,242

Energy equipment & services (0.8%)
Halliburton
   10-15-10               5.50              1,330,000                1,403,492

Finance companies (2.3%)
Citigroup
   12-11-34               5.85                200,000                  212,328
  Sub Nts
   09-15-14               5.00              1,520,000                1,543,197
GMAC
   09-15-11               6.88              2,020,000                2,028,417
Total                                                                3,783,942

Financial services (1.4%)
ING Security Life Institutional Funding
   01-15-10               4.25                825,000(d)               824,662
Pricoa Global Funding I
   06-15-08               4.35                375,000(d)               379,774
   01-15-10               4.20              1,185,000(d)             1,182,203
Total                                                                2,386,639

Health care services (0.6%)
Cardinal Health
   06-15-15               4.00              1,210,000                1,086,603

Insurance (1.3%)
ASIF Global Financing XIX
   01-17-13               4.90              2,075,000(d)             2,126,087

Leisure time & entertainment (0.4%)
Time Warner
   05-15-29               6.63                470,000                  516,923
Viacom
   05-15-11               6.63                175,000                  194,685
Total                                                                  711,608

Media (0.8%)
News America
   12-15-14               5.30              1,365,000(d)             1,389,188

Multi-industry (0.1%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                135,000(c)               151,230

Paper & packaging (0.5%)
Domtar
  (U.S. Dollar)
   12-01-13               5.38                840,000(c)               826,677

Real estate (0.1%)
Camden Property Trust
   01-15-10               4.38                200,000                  198,749

Retail -- general (0.1%)
May Department Stores
   07-15-14               5.75                220,000                  228,014

Telecom equipment & services (1.7%)
Sprint Capital
   11-15-28               6.88              1,335,000                1,492,931
TELUS
  (U.S. Dollar)
   06-01-11               8.00              1,137,500(c)             1,345,991
Total                                                                2,838,922

Textiles & apparel (0.6%)
Jones Apparel Group
   11-15-14               5.13              1,090,000(d)             1,074,693

Utilities -- electric (0.8%)
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50                 25,000                   26,272
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                280,000(d)               286,812
Indiana Michigan Power
  Sr Nts
   11-15-14               5.05                125,000                  126,202
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                170,000(d)               184,921
Metropolitan Edison
   03-15-13               4.95                310,000                  311,341
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                 95,000                   95,082
Progress Energy
  1st Mtge
   03-01-13               4.80                375,000                  377,790
Total                                                                1,408,420

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- telephone (2.5%)
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00%            $1,005,000(c,d)          $1,014,812
Verizon Pennsylvania
  Series A
   11-15-11               5.65              2,955,000                3,114,865
Total                                                                4,129,677

Total bonds
(Cost: $165,011,827)                                              $166,468,195

Short-term securities (6.7%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (3.0%)
Federal Natl Mtge Assn Disc Nt
   02-07-05               2.23%            $5,000,000               $4,997,830

Commercial paper (3.7%)

General Electric Capital
   02-01-05               2.48              6,300,000                6,299,565

Total short-term securities
(Cost: $11,298,125)                                                $11,297,395

Total investments in securities
(Cost: $176,309,952)(l)                                           $177,765,590

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $11,011,652.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Jan. 31, 2005, the value of foreign securities represented 3.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2005, the value of these securities amounted to $8,805,111 or 5.3% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Jan. 31, 2005.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2005.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC      --      American Municipal Bond Association Corporation

      FSA        --      Financial Security Assurance

--------------------------------------------------------------------------------
15  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

(j) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at Jan. 31, 2005:

      Security                 Principal   Settlement   Proceeds         Value
                                amount        date     receivable
      Federal Natl Mtge Assn
         02-01-35 5.00%        $1,500,000    2-10-05   $1,480,312   $1,496,250

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                         Notional amount

      Purchase contracts
      Eurodollar, Sept. 2007, 90-day                                $2,250,000

      Sale contracts
      U.S. Treasury Notes, March 2005, 5-year                        4,500,000
      U.S. Treasury Notes, March 2005, 10-year                       3,500,000

(l) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $176,310,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $1,935,000
      Unrealized depreciation                                         (479,000)
                                                                      --------
      Net unrealized appreciation                                   $1,456,000
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
16  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Core Bond Fund

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $176,309,952)                                                                            $177,765,590
Cash in bank on demand deposit                                                                                       36,535
Capital shares receivable                                                                                            42,193
Accrued interest receivable                                                                                       1,288,509
Receivable for investment securities sold                                                                         7,686,407
                                                                                                                  ---------
Total assets                                                                                                    186,819,234
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    62,695
Capital shares payable                                                                                                4,953
Payable for investment securities purchased                                                                       6,779,909
Payable for securities purchased on a forward-commitment basis (Note 1)                                          11,011,652
Accrued investment management services fee                                                                            7,415
Accrued distribution fee                                                                                              2,346
Accrued transfer agency fee                                                                                             507
Accrued administrative services fee                                                                                     687
Other accrued expenses                                                                                               39,058
Forward sale commitments, at value (proceeds receivable $1,480,312) (Note 1)                                      1,496,250
                                                                                                                  ---------
Total liabilities                                                                                                19,405,472
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $167,413,762
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    170,577
Additional paid-in capital                                                                                      166,286,280
Excess of distributions over net investment income                                                                  (40,254)
Accumulated net realized gain (loss) (Note 7)                                                                      (380,476)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 5)                                  1,377,635
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $167,413,762
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $ 72,502,079
                                                           Class B                                             $  9,965,397
                                                           Class C                                             $    467,184
                                                           Class I                                             $ 84,417,901
                                                           Class Y                                             $     61,201
Net asset value per share of outstanding capital stock:    Class A shares                 7,383,849            $       9.82
                                                           Class B shares                 1,014,782            $       9.82
                                                           Class C shares                    47,563            $       9.82
                                                           Class I shares                 8,605,294            $       9.81
                                                           Class Y shares                     6,234            $       9.82
                                                                                              -----            ------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
17  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Core Bond Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Interest                                                                                                         $2,912,817
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  406,394
Distribution fee
     Class A                                                                                                         88,033
     Class B                                                                                                         47,260
     Class C                                                                                                          2,007
Transfer agency fee                                                                                                  25,598
Incremental transfer agency fee
     Class A                                                                                                          1,837
     Class B                                                                                                          1,307
     Class C                                                                                                             71
Service fee -- Class Y                                                                                                   14
Administrative services fees and expenses                                                                            38,044
Compensation of board members                                                                                         4,219
Custodian fees                                                                                                       36,990
Printing and postage                                                                                                 11,888
Registration fees                                                                                                     3,114
Audit fees                                                                                                            9,000
Other                                                                                                                 6,031
                                                                                                                      -----
Total expenses                                                                                                      681,807
     Expenses waived/reimbursed by AEFC (Note 2)                                                                    (23,670)
                                                                                                                    -------
                                                                                                                    658,137
     Earnings credits on cash balances (Note 2)                                                                        (961)
                                                                                                                       ----
Total net expenses                                                                                                  657,176
                                                                                                                    -------
Investment income (loss) -- net                                                                                   2,255,641
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                               1,136,742
     Foreign currency transactions                                                                                   (7,524)
     Futures contracts                                                                                               (7,649)
                                                                                                                     ------
Net realized gain (loss) on investments                                                                           1,121,569
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                           1,919,972
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                             3,041,541
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $5,297,182
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Core Bond Fund
                                                                                     Jan. 31, 2005              July 31, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  2,255,641              $  2,033,740
Net realized gain (loss) on investments                                                 1,121,569                (1,185,751)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   1,919,972                 1,836,733
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                         5,297,182                 2,684,722
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,066,582)               (1,571,692)
      Class B                                                                            (108,715)                 (103,726)
      Class C                                                                              (4,548)                   (6,071)
      Class I                                                                          (1,160,397)                 (327,938)
      Class Y                                                                                (435)                     (832)
                                                                                       ----------                ----------
Total distributions                                                                    (2,340,677)               (2,010,259)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              9,970,061                17,901,354
   Class B shares                                                                       3,138,945                 8,828,805
   Class C shares                                                                         168,467                   248,193
   Class I shares                                                                      18,924,190                68,089,639
   Class Y shares                                                                          51,011                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                         313,769                   188,844
   Class B shares                                                                         100,149                    94,378
   Class C shares                                                                           4,178                     5,273
   Class I shares                                                                       1,147,296                   307,465
   Class Y shares                                                                             265                       549
Payments for redemptions
   Class A shares                                                                      (4,515,903)               (4,220,799)
   Class B shares (Note 2)                                                             (1,624,841)               (2,723,199)
   Class C shares (Note 2)                                                                (98,320)                  (44,141)
   Class I shares                                                                         (15,345)               (5,486,181)
   Class Y shares                                                                         (20,889)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      27,543,033                83,190,180
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                30,499,538                83,864,643
Net assets at beginning of period                                                     136,914,224                53,049,581
                                                                                      -----------                ----------
Net assets at end of period                                                          $167,413,762              $136,914,224
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $    (40,254)             $     44,782
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Core Bond Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 50.42% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Jan. 31, 2005, the Fund has entered into outstanding when-issued securities of $9,656,964 and other forward-commitments of $1,354,688.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
21  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------
22  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
23  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
24  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $113,416 for Class A, $6,066 for Class B and $45 for Class C for the six months ended Jan. 31, 2005.

For the six months ended Jan. 31, 2005, AEFC and its affiliates waived certain fees and expenses to 0.95% for Class A, 1.69% for Class B, 1.69% for Class C and 0.79% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $19,810, $3,683, $168 and $9, respectively. AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C, 0.695% for Class I and 0.785% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $961 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $253,239,578 and $218,866,625, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Jan. 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        1,020,836      321,446        17,244    1,935,758        5,225
Issued for reinvested distributions            32,063       10,235           427      117,368           27
Redeemed                                     (462,016)    (166,222)      (10,062)      (1,570)      (2,140)
                                             --------     --------       -------       ------       ------
Net increase (decrease)                       590,883      165,459         7,609    2,051,556        3,112
                                              -------      -------         -----    ---------        -----

                                                               Year ended July 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        1,854,537      913,497        25,633    7,092,498           --
Issued for reinvested distributions            19,530        9,754           545       32,123           57
Redeemed                                     (439,689)    (282,214)       (4,653)    (570,883)          --
                                             --------     --------        ------     --------           --
Net increase (decrease)                     1,434,378      641,037        21,525    6,553,738           57
                                            ---------      -------        ------    ---------           --

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
25  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS

At Jan. 31, 2005, investments in securities included securities valued at $110,052 that were pledged as collateral to cover initial margin deposits on 9 open purchase contracts and 80 open sale contracts. The notional market value of the open purchase contracts at Jan. 31, 2005 was $2,154,600 with a net unrealized loss of $4,198. The notional market value of the open sale contracts at Jan. 31, 2005 was $8,845,547 with a net unrealized loss of $57,867. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,386,903 at July 31, 2004, that if not offset by capital gains will expire as follows:

                       2011                 2012                2013
                     $281,078             $563,395            $569,430

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.62            $9.49             $9.94
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .14              .26               .02
Net gains (losses) (both realized and unrealized)                               .21              .13              (.45)
                                                                              -----            -----             -----
Total from investment operations                                                .35              .39              (.43)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.15)            (.26)             (.02)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.82            $9.62             $9.49
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $73              $65               $51
Ratio of expenses to average daily net assets(c),(d)                           .95%(e)          .97%              .96%(e)
Ratio of net investment income (loss) to average daily net assets             2.91%(e)         2.61%             1.80%(e)
Portfolio turnover rate (excluding short-term securities)                      154%             310%               46%
Total return(f)                                                               3.64%(g)         4.06%            (4.31%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.00% for the six months ended Jan. 31, 2005 and 1.06% and 2.56% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
27  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.62            $9.50             $9.94
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .11              .18               .01
Net gains (losses) (both realized and unrealized)                               .20              .12              (.44)
                                                                              -----            -----             -----
Total from investment operations                                                .31              .30              (.43)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.11)            (.18)             (.01)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.82            $9.62             $9.50
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $10               $8                $2
Ratio of expenses to average daily net assets(c),(d)                          1.69%(e)         1.74%             1.73%(e)
Ratio of net investment income (loss) to average daily net assets             2.17%(e)         1.87%             1.37%(e)
Portfolio turnover rate (excluding short-term securities)                      154%             310%               46%
Total return(f)                                                               3.26%(g)         3.18%            (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.77% for the six months eded Jan. 31, 2005 and 1.83% and 3.32% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
28  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.62            $9.50             $9.94
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .11              .18               .01
Net gains (losses) (both realized and unrealized)                               .20              .12              (.44)
                                                                              -----            -----             -----
Total from investment operations                                                .31              .30              (.43)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.11)            (.18)             (.01)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.82            $9.62             $9.50
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          1.69%(e)         1.72%             1.64%(e)
Ratio of net investment income (loss) to average daily net assets             2.15%(e)         1.88%             1.51%(e)
Portfolio turnover rate (excluding short-term securities)                      154%             310%               46%
Total return(f)                                                               3.26%(g)         3.17%            (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.78% for the six months ended Jan. 31, 2005 and 1.81% and 3.32% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004(b)
Net asset value, beginning of period                                          $9.61            $9.79
                                                                              -----            -----
Income from investment operations:
Net investment income (loss)                                                    .16              .12
Net gains (losses) (both realized and unrealized)                               .20             (.18)
                                                                              -----            -----
Total from investment operations                                                .36             (.06)
                                                                              -----            -----
Less distributions:
Dividends from net investment income                                           (.16)            (.12)
                                                                              -----            -----
Net asset value, end of period                                                $9.81            $9.61
                                                                              -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $84              $63
Ratio of expenses to average daily net assets(c)                               .68%(d)          .70%(d),(e)
Ratio of net investment income (loss) to average daily net assets             3.19%(d)         3.03%(d)
Portfolio turnover rate (excluding short-term securities)                      154%             310%
Total return(f)                                                               3.78%(g)         (.72%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.73% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.62            $9.49             $9.94
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .15              .27               .02
Net gains (losses) (both realized and unrealized)                               .21              .13              (.45)
                                                                              -----            -----             -----
Total from investment operations                                                .36              .40              (.43)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.16)            (.27)             (.02)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.82            $9.62             $9.49
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                           .79%(e)          .80%              .82%(e)
Ratio of net investment income (loss) to average daily net assets             3.04%(e)         2.78%             2.01%(e)
Portfolio turnover rate (excluding short-term securities)                      154%             310%               46%
Total return(f)                                                               3.73%(g)         4.23%            (4.30%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.84% for the six months ended Jan. 31, 2005 and 0.89% and 2.40% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

                                                 Beginning          Ending               Expenses
                                               account value     account value          paid during     Annualized
                                               Aug. 1, 2004      Jan. 31, 2005         the period(a)   expense ratio
Class A
   Actual(b)                                      $1,000          $1,036.40              $4.90             .95%
   Hypothetical (5% return before expenses)       $1,000          $1,020.53              $4.86             .95%
Class B
   Actual(b)                                      $1,000          $1,032.60              $8.71            1.69%
   Hypothetical (5% return before expenses)       $1,000          $1,016.78              $8.64            1.69%
Class C
   Actual(b)                                      $1,000          $1,032.60              $8.71            1.69%
   Hypothetical (5% return before expenses)       $1,000          $1,016.78              $8.64            1.69%
Class I
   Actual(b)                                      $1,000          $1,037.80              $3.51             .68%
   Hypothetical (5% return before expenses)       $1,000          $1,021.90              $3.48             .68%
Class Y
   Actual(b)                                      $1,000          $1,037.30              $4.08             .79%
   Hypothetical (5% return before expenses)       $1,000          $1,021.34              $4.05             .79%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +3.64% for Class A, +3.26% for Class B, +3.26% for Class C, +3.78% for Class I and +3.73% for Class Y.

--------------------------------------------------------------------------------
33  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
34  --   AXP CORE BOND FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Discovery
        Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Discovery Fund seeks to provide shareholders with long-term growth of capital.

The Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               6

Investments in Securities                 10

Financial Statements                      17

Notes to Financial Statements             20

Fund Expenses Example                     30

Proxy Voting                              31

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreements will remain in place.

--------------------------------------------------------------------------------
2   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGERS

Wellington Management Company, LLP

Portfolio manager                         Since       Years in industry
Kenneth L. Abrams                         4/02               21

American Century Investment Management, Inc.

Portfolio managers                        Since       Years in industry
John Schniedwind, CFA                     12/03              23
William Martin, CFA                       12/03              16
Wilhelmine von Turk, CFA                  12/03              10

Lord, Abbett & Co. LLC

Portfolio manager                         Since       Years in industry
Michael T. Smith                          12/03              17

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 8/24/81      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INDYX        B: IDIBX        C: --           Y: --

Total net assets                                         $168.1 million

Number of holdings                                                  412

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                     LARGE
                     MEDIUM  SIZE
         X           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 18.4%
Health care 17.6%
Technology 15.6%
Financials 13.5%
Industrials 11.6%
Materials 6.8%
Energy 6.1%
Short-term securities* 3.8%
Telecommunications 2.6%
Consumer staples 2.1%
Utilities 1.9%

* 1.4% of portfolio assets is due to security lending activity.
  2.4% of portfolio assets is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Ohio Casualty (Insurance)                                          1.4%
Humana (Health care services)                                      1.4
Grey Wolf (Energy equipment & services)                            1.3
Acxiom (Computer software & services)                              1.1
Take-Two Interactive Software
(Computer software & services)                                     1.1
Triad Hospitals (Health care services)                             1.0
Select Comfort (Furniture & appliances)                            1.0
Ryland Group (Home building)                                       1.0
Foot Locker (Retail -- general)                                    0.9
Ingram Micro Cl A (Computer hardware)                              0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart

                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

              (bar 1)         (bar 2)         (bar 3)      (bar 4)
              +16.08%         +15.24%         +13.88%      +12.59%

(bar 1) AXP Discovery Fund Class A (excluding sales charge)
(bar 2) Russell 2000 Index(2) (unmanaged)
(bar 3) S&P SmallCap 600 Index(1) (unmanaged)
(bar 4) Lipper Small-Cap Core Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Standard and Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

(2) The Russell 2000(R) Index, an unmanaged index, measures the performance of 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                   Class B                   Class C                    Class Y
(Inception dates)            (8/24/81)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)    POP(2)         NAV(1)   After CDSC(3)   NAV(1)       After CDSC(4)        NAV(5)
at Jan. 31, 2005
6 months *              +16.08%    +9.40%         +15.52%     +11.52%      +15.57%         +14.57%           +16.13%
1 year                  +11.08%    +4.69%         +10.26%      +6.26%      +10.29%         +10.29%           +11.34%
3 years                  +9.67%    +7.52%          +8.80%      +7.95%       +8.76%          +8.76%            +9.89%
5 years                  +1.87%    +0.68%          +1.08%      +0.93%        N/A             N/A              +2.05%
10 years                 +6.55%    +5.92%           N/A         N/A          N/A             N/A               N/A
Since inception          +9.24%    +8.96%          +5.45%      +5.45%       -0.25%          -0.25%            +6.43%

at Dec. 31, 2004
6 months *              +11.62%    +5.20%         +11.34%      +6.34%      +11.22%         +10.22%           +11.73%
1 year                  +19.56%   +12.69%         +18.66%     +14.66%      +18.54%         +18.54%           +19.73%
3 years                  +9.70%    +7.56%          +8.82%      +7.97%       +8.78%          +8.78%            +9.82%
5 years                  +1.24%    +0.05%          +0.47%      +0.32%        N/A             N/A              +1.43%
10 years                 +6.66%    +6.03%           N/A         N/A          N/A             N/A               N/A
Since inception          +9.39%    +9.12%          +5.79%      +5.79%       +0.34%          +0.34%            +6.77%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Discovery Fund's Class A shares returned 16.08% (excluding sales charge) for the six months ended Jan. 31, 2005. This outpaced the Fund's benchmark, Standard & Poor's SmallCap 600 Index (S&P 600), which returned 15.24%, and the Russell 2000 Index (Russell Index), which rose 13.88%. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, advanced 12.59%.

American Century Investment Management, Inc. (American Century), Lord, Abbett & Co. LLC (Lord Abbett) and Wellington Management Company, LLP (Wellington Management) each manage a portion of AXP Discovery Fund's portfolio. Each firm selects growth and value small-cap stocks in an effort to provide Fund shareholders with long-term growth of capital. Wellington Management, Lord Abbett and American Century managed, respectively, 49%, 25.5% and 25.5% of the Fund's portfolio at Jan. 31, 2005.

Q: What factors affected performance the most for your portion of AXP Discovery Fund during the semiannual period ended Jan. 31, 2005?

    Wellington Management: Our portion of the Fund outperformed for the six-month period ended Jan 31, 2005. Our results were driven by strength within the health care and financials sectors, where our stock selection was most favorable. Health insurer Humana was the top contributor to performance. The company's stock reacted positively to the presidential re-election and the possibility that the political landscape may help advance Medicare privatization. Within the financials sector, Investment Technology Group was the leading contributor to performance. The provider of technology-based, equity-trading services benefited from higher trading volume and revenue. Information technology was the weakest component of the small-cap universe during the period; however, we picked up some value in the sector. Westell Technologies within the technology hardware and equipment industry was the second largest contributor to performance.

    Weaker stock selection within the industrials and consumer staples sectors detracted from performance including AirTran Airways and Wild Oats Markets, an organic food grocer. The largest detractor during the period was Linux software provider Red Hat. The stock price fell when the company restated financials and faced prospects of increased competition during the latter part of 2004. Telecom company Dobson Communication was another notable detractor during the period. We eliminated our position in the stock at the end of the fiscal period.

--------------------------------------------------------------------------------
6   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our results were driven by strength within the health care and financials sectors, where our stock selection was most favorable. (end callout quote)

    -- Wellington Management

    Lord Abbett: Stock selection within the producer durables sector contributed to our portion of the Fund's outperformance for the semiannual period. In particular, Actuant, a manufacturer of industrial systems and tools, gained during the period due to strong sales growth and continued company expansion through acquisitions. Ryland Group, a homebuilder and mortgage finance company, also advanced as new home sales continued to grow at a healthy rate, especially in the West.

    Stock selection within the technology sector also added to performance. Specifically, Websense, a provider of web filtering and web security software, rose during the period as the company increased product prices and demand remained strong. In addition, computer hard drive manufacturer Western Digital posted positive results as a result of lower inventories among distributors and stable pricing within the industry.

    The largest detractor to performance came from stock selection within the consumer discretionary sector. Regent Communications, a communications holding company with more than 75 radio stations, saw its shares fall from a drop in demand for national radio advertising as well as an emerging fear that satellite radio technology will overtake broadcast radio. Alliance Gaming, a provider of casino equipment and computer systems for gaming equipment, declined due to lower-than-expected revenue during the period, a result of increased competition and costs associated with internal restructuring.

    Within the financial services sector, USI Holdings, a commercial insurance brokerage firm, declined on the announcement of investigations into the business practices of insurance brokers by the New York Attorney General's office.

    American Century: The best performing sectors in our portion of the Fund were economically sensitive segments, particularly the industrial and consumer discretionary sectors. Strong performers in these sectors benefited from the ongoing boom in housing and construction. Among industrial stocks, the best contributors to absolute performance included building materials

--------------------------------------------------------------------------------
7   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Stock selection within the producer durables sector contributed to our portion of the Fund's outperformance for the semiannual period. (end callout quote)

    -- Lord Abbett

    manufacturer USG Corp. and industrial conglomerate Walter Industries, which owns homebuilding and manufacturing subsidiaries. In the consumer discretionary sector, homebuilder NVR and electrical supplies distributor Wesco International contributed the most to absolute performance.

    The only sector in our portion of the Fund to decline during the six-month period was telecommunication services. In particular, business communication services provider Premiere Global Services declined after losing one of its largest customers. Information technology stocks also struggled. Three of the five largest detractors from absolute performance came from the sector, including fiber-optic cable maker CommScope and semiconductor equipment manufacturer Kulicke & Soffa.

Q: What changes did you make to your portion of the Fund during the period and why?

    Wellington Management: Our bottom-up stock selection led to a continued large exposure to the health care sector, where we are most favorable to services companies. Also, we maintained a large exposure to consumer discretionary stocks. Lastly, we slightly increased exposure to information technology and energy.

    Lord Abbett: Valuation and investment process continue to drive our stock selection and sector weightings. Our focus remains on investing in companies that generate free cash flow and strong balance sheets. We have increased allocations into the producer durables sector, whose businesses tend to improve as the economy grows. Conversely, we have decreased positions in industries with significant exposure to rising interest rates, such as financial services.

    American Century: Changes to our portion of the portfolio are driven by our management approach, which emphasizes individual stock selection over sector weightings. Our stock selection process, which evaluates stocks based on a balanced set of growth and value criteria, led us to expand our positions in chemicals maker Georgia Gulf, video rental chain Hollywood Entertainment and poultry producer

--------------------------------------------------------------------------------
8   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The best performing sectors in our portion of the Fund were economically sensitive segments, particularly the industrial and consumer discretionary sectors. (end callout quote)

    -- American Century

    Pilgrim's Pride. In contrast, we significantly reduced our holdings of Flagstar Bancorp, engine manufacturer Briggs & Stratton and oil exploration company Pogo Producing.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Wellington Management: We increased our exposure in the health care and information technology sectors, and we have low exposure in the financials sector. During the period we increased our exposure to health care because in our view, the health care services segment within the sector has one of the brightest near-term outlooks. Valuations are attractive, earnings are visible due to relatively predictable revenues and costs, and demographic trends remain favorable. As we analyze other sectors of the market, we are more pessimistic due to concerns that earnings are generally more likely to disappoint than surprise on the upside. In this environment, we remain focused on identifying the best small-cap companies for inclusion in our portion of the Fund.

    Lord Abbett: We believe small company stock prices could be volatile during the coming months as investors analyze the impact of the Federal Reserve Board's rising short-term rate initiatives, higher commodity prices including oil and steel, and the weakening dollar. Consequently, we have positioned the Fund to benefit from an increase in economic activity through our large exposure to the consumer discretionary and producer durables sectors. In addition, we have positioned the Fund to benefit if the economy slows due to increases in short-term rates and commodity prices by increasing our exposure to the health care sector and decreasing our exposure to financial services companies.

    American Century: Going forward, we will continue to adhere to our management philosophy and disciplined investment approach -- building a portfolio of smaller company stocks that we believe provide an optimal balance between risk and expected return.

--------------------------------------------------------------------------------
9   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Discovery Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.2%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.6%)
Aviall                                          9,629(b)             $277,411
Hexcel                                         51,585(b)              759,847
Innovative Solutions & Support                    837(b)               23,909
Moog Cl A                                      20,050(b)              871,975
Teledyne Technologies                          12,100(b)              363,847
United Defense Inds                             9,344(b)              447,858
Total                                                               2,744,847

Airlines (0.9%)
AirTran Airways                                69,200(b)              590,968
AMR                                            84,800(b,d)            729,280
Frontier Airlines                               2,943(b)               24,957
Mesa Air Group                                  2,671(b)               19,685
Pinnacle Airlines                               9,800(b)              118,090
SkyWest Airlines                                4,597                  79,160
Total                                                               1,562,140

Automotive & related (2.2%)
Aftermarket Technology                          6,124(b)               89,778
American Axle & Mfg Holdings                   28,700                 770,595
Cummins                                         5,621                 436,583
Dollar Thrifty Automotive Group                18,600(b)              580,506
DURA Automotive Systems Cl A                    4,393(b)               40,503
LKQ                                               600(b)               10,038
Rush Enterprises Cl A                          20,100(b)              305,922
Shiloh Inds                                     2,721(b)               42,230
Tenneco Automotive                             26,502(b)              427,742
Titan Intl                                      3,036                  43,263
TRW Automotive Holdings                         7,594(b)              151,121
Visteon                                       101,500                 753,130
Total                                                               3,651,411

Banks and savings & loans (4.2%)
ACE Cash Express                                5,061(b)              133,610
BancFirst                                         223                  17,113
Bank of Hawaii                                  8,261                 395,785
Brookline Bancorp                              45,093                 721,037
Capital Crossing Bank                           4,259(b)              136,288
Center Financial                                  826                  17,189
City Holding                                    1,595                  52,515
City Natl                                       4,982                 347,694
Columbia Banking System                           674                  15,873
Community Trust Bancorp                           251                   7,741
Corus Bankshares                                2,525                 126,755
Downey Financial                                1,704                 108,715
First BanCorp Puerto Rico                       6,139(c)              332,059
First Citizens BancShares Cl A                    402                  57,084
FirstFed Financial                              2,582(b)              137,362
Flagstar Bancorp                                1,505                  31,635
Hanmi Financial                                 6,100                 216,733
Hudson United Bancorp                           2,203                  80,982
IndyMac Bancorp                                27,900               1,031,184
Intl Bancshares                                 1,289                  49,356
Nelnet Cl A                                       129(b)                3,896
Oriental Financial Group                        1,982(c)               55,892
Pacific Capital Bancorp                         4,651                 142,693
PrivateBancorp                                  6,800                 222,360
R-G Financial Cl B                              9,209(c)              339,536
Santander BanCorp                                 420(c)               14,251
Seacost Banking Corp of Florida                44,100                 906,255
Southwest Bancorp                                 719                  15,825
Sterling Financial                                516(b)               19,350
Texas United Bancshares                         6,300                 117,495
Westcorp                                       26,350               1,200,769
WSFS Financial                                     16                     915
Total                                                               7,055,947

Broker dealers (0.5%)
Affiliated Managers Group                      12,150(b)              770,432
optionsXpress Holdings                          2,300(b)               46,644
Total                                                                 817,076

Building materials & construction (2.5%)
Aaon                                            2,800(b)               40,544
Beacon Roofing Supply                          17,100(b)              342,000
Drew Inds                                      17,700(b)              661,626
ElkCorp                                        28,900               1,169,871
Genlyte Group                                   5,355(b)              428,454

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Building materials & construction (cont.)
NCI Building Systems                              706(b)              $26,793
Texas Inds                                      7,911                 502,665
USG                                            18,325(b)              588,233
Walter Inds                                    12,617                 441,847
Total                                                               4,202,033

Cable (0.5%)
LodgeNet Entertainment                         45,164(b)              815,210

Chemicals (2.3%)
Compass Minerals Intl                             670                  14,720
Cytec Inds                                     19,700               1,004,700
Ferro                                          38,900                 771,387
Georgia Gulf                                   11,352                 580,541
Minerals Technologies                          14,800                 924,704
NewMarket                                       4,141(b)               82,489
Terra Inds                                     52,649(b,d)            423,824
Total                                                               3,802,365

Computer hardware (2.0%)
Agilysys                                       16,005                 269,844
IDX Systems                                    33,700(b)            1,045,374
Ingram Micro Cl A                              82,340(b)            1,521,643
Phoenix Technologies                            1,440(b)               11,650
RadiSys                                        11,600(b)              202,420
Tech Data                                       5,021(b)              211,033
Western Digital                                 6,800(b)               73,236
Total                                                               3,335,200

Computer software & services (9.5%)
Acxiom                                         83,139               1,918,848
Agile Software                                 64,300(b)              470,033
AMX                                             6,264(b)              101,539
Ansoft                                            420(b)                8,593
Autodesk                                        5,863                 172,196
BISYS Group                                    60,100(b)              923,737
CheckFree                                      24,700(b)              963,300
DocuCorp Intl                                   1,980(b)               19,384
EarthLink                                      34,014(b)              341,160
Embarcadero Technologies                       90,100(b)              706,384
Extreme Networks                              125,200(b)              801,280
Harris Interactive                            116,900(b)              872,074
Hummingbird                                     3,100(b,c)             74,028
Hyperion Solutions                             19,000(b)              912,760
Inter-Tel                                       6,050                 160,265
Lionbridge Technologies                        22,000(b)              138,160
MICROS Systems                                  1,094(b)               76,471
Openwave Systems                               59,600(b)              811,752
Opsware                                       100,100(b)              574,574
Parametric Technology                          76,986(b)              438,820
Progress Software                               6,381(b)              137,447
Red Hat                                        67,500(b)              732,375
SeeBeyond Technology                          127,600(b)              441,496
SM&A                                          144,179(b)            1,231,289
Sybase                                          1,641(b)               31,950
Take-Two Interactive Software                  51,500(b)            1,815,375
United Online                                   2,719(b)               29,311
Websense                                       16,500(b)              886,050
Total                                                              15,790,651

Electronics (4.4%)
ADE                                             3,245(b)               58,442
Agere Systems Cl A                            708,000(b)            1,019,520
AMIS Holdings                                     938(b)               10,093
Amphenol Cl A                                     461(b)               18,131
Analogic                                       13,700                 561,837
Arrow Electronics                              10,503(b)              247,976
Bel Fuse Cl B                                   1,354                  44,939
Benchmark Electronics                          24,500(b)              783,265
CyberOptics                                     2,266(b)               30,614
Diodes                                          3,459(b)               73,331
ESCO Technologies                               2,115(b)              151,878
FuelCell Energy                                70,200(b,d)            640,224
Gerber Scientific                               6,677(b)               48,208
Kulicke & Soffa Inds                           14,369(b)               95,841
Littelfuse                                      5,124(b)              163,097
LoJack                                            732(b)               10,087
Measurement Specialties                        36,300(b)              932,547
MEMC Electronic Materials                      13,837(b)              170,195
ON Semiconductor                              252,900(b)              925,614
PennEngineering & Mfg                           1,318                  24,054
Photronics                                     17,235(b)              258,525
Siliconix                                           2(b)                   61
Stoneridge                                      5,978(b)               88,773
SYNNEX                                            673(b)               15,143
Universal Electronics                          26,539(b)              450,101
X-Rite                                         35,100                 534,573
Total                                                               7,357,069

Energy (2.6%)
Comstock Resources                              6,600(b)              154,836
Frontier Oil                                      130                   3,636
Giant Inds                                      3,300(b)               96,294

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Energy (cont.)
Massey Energy                                  35,100              $1,331,343
Newfield Exploration                            1,242(b)               76,010
OPTI Canada                                    57,700(b,c)            952,678
Remington Oil & Gas                             9,555(b)              279,484
St. Mary Land & Exploration                     1,558                  67,010
Tesoro                                         10,729(b)              341,611
TETRA Technologies                             36,950(b)            1,030,905
Vintage Petroleum                               2,449                  59,290
Total                                                               4,393,097

Energy equipment & services (3.5%)
Cal Dive Intl                                  24,696(b)            1,079,215
Cimarex Energy                                  2,640(b)               95,700
Grey Wolf                                     412,100(b)            2,184,130
Hydril                                         10,449(b)              522,450
Key Energy Services                            18,000(b)              223,380
Offshore Logistics                              1,835(b)               58,555
Premcor                                        10,200                 489,600
Pride Intl                                     51,000(b)            1,192,890
SEACOR Holdings                                 1,556(b)               87,120
Total                                                               5,933,040

Engineering & construction (0.6%)
Perini                                          8,246(b)              142,491
Washington Group Intl                          22,500(b)              886,050
Total                                                               1,028,541

Environmental services (--%)
Duratek                                         2,155(b)               60,405

Finance companies (--%)
Federal Agricultural Mtge Cl C                    363                   7,844
World Acceptance                                  931(b)               27,772
Total                                                                  35,616

Financial services (2.2%)
Advanta Cl B                                   49,400               1,124,344
BOK Financial                                   1,791(b)               75,419
CompuCredit                                     1,031(b)               29,548
EZCORP Cl A                                        77(b)                1,469
Heidrick & Struggles Intl                       6,759(b)              223,385
Investment Technology Group                    54,500(b)            1,085,095
Providian Financial                            61,200(b)            1,020,816
Resource America Cl A                             569                  17,639
SWS Group                                       3,906                  79,370
WFS Financial                                     961(b)               48,002
Total                                                               3,705,087

Food (1.4%)
Darling Intl                                    3,839(b)               16,700
Hain Celestial Group                           23,600(b)              474,832
J & J Snack Foods                              15,600                 752,700
M&F Worldwide                                   4,790(b)               68,593
Nash Finch                                      7,319                 305,166
Pilgrim's Pride                                14,049                 491,153
Sanderson Farms                                 2,333                 101,975
Seaboard                                          139                 145,943
Total                                                               2,357,062

Furniture & appliances (1.8%)
Aaron Rents                                     8,196                 174,083
CompX Intl                                        948                  16,069
Furniture Brands Intl                          35,900                 850,830
Select Comfort                                 85,000(b)            1,663,450
Stanley Furniture                               1,477                  68,666
Stanley Works                                   5,286                 251,402
Total                                                               3,024,500

Health care products (10.2%)
Abgenix                                        74,900(b)              657,622
Alkermes                                       38,600(b)              489,062
Amylin Pharmaceuticals                         35,600(b)              797,796
Anika Therapeutics                              5,781(b)               51,335
Arrow Intl                                     25,500                 818,295
Bausch & Lomb                                   1,979                 144,249
Bio-Rad Laboratories Cl A                       9,900(b)              582,021
Cephalon                                        4,854(b)              238,817
Ciphergen Biosystems                          100,200(b)              300,600
Closure Medical                                 8,000(b)              158,720
CNS                                             1,061                  16,255
Conmed                                         41,083(b)            1,193,460
CTI Molecular Imaging                          95,300(b)            1,403,768
Dade Behring Holdings                           5,825(b)              332,899
Datascope                                           8                     316
Enzon Pharmaceuticals                          57,700(b)              744,330
First Horizon Pharmaceutical                    4,635(b)               82,874
Haemonetics                                    14,214(b)              552,498
HealthTronics                                   4,239(b)               43,026
Human Genome Sciences                          86,500(b)            1,033,675
ICU Medical                                    26,000(b)              684,840
Incyte                                        110,001(b)              985,609
Kensey Nash                                    28,200(b)              910,578
Kos Pharmaceuticals                            22,028(b)              727,365
Medicines                                      30,400(b)              836,304
Mettler-Toledo Intl                             2,285(b,c)            114,616

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care products (cont.)
Noven Pharmaceuticals                          29,700(b)             $540,986
Nutraceutical Intl                              5,446(b)               81,581
Par Pharmaceutical Companies                   18,100(b)              685,990
Perrigo                                         3,546                  60,814
Respironics                                     2,019(b)              116,900
Sola Intl                                       7,259(b)              200,421
Taro Pharmaceuticals Inds                       5,800(b,c)            174,232
Techne                                          1,440(b)               50,213
Theragenics                                    85,600(b)              341,544
TriPath Imaging                                45,500(b)              393,575
United Therapeutics                               682(b)               29,101
USANA Health Sciences                           4,457(b)              162,146
Vital Signs                                       223                   8,956
ZOLL Medical                                    7,100(b)              231,460
Total                                                              16,978,849

Health care services (7.8%)
Alliance Imaging                                8,030(b)              107,281
Allscripts Healthcare Solutions                86,000(b)              901,280
Charles River Laboratories Intl                 5,426(b)              257,084
Exelixis                                       92,256(b)              715,907
First Consulting Group                         51,700(b)              293,139
Genesis HealthCare                             41,200(b)            1,428,816
Humana                                         67,302(b)            2,306,439
Icon ADR                                       16,700(b,c)            586,504
Kindred Healthcare                                159(b)                4,355
LCA-Vision                                     25,400                 676,910
Magellan Health Services                       11,796(b)              438,103
Manor Care                                     33,800               1,167,790
Natl Medical Health Card Systems                  166(b)                3,483
Option Care                                    33,880                 585,785
Owens & Minor                                  11,135                 317,904
PacifiCare Health Systems                       3,345(b)              205,818
Per-Se Technologies                             4,286(b)               62,576
QLT                                            41,200(b,c)            666,204
ResCare                                         1,834(b)               29,179
Sierra Health Services                          4,477(b)              245,922
SurModics                                       7,346(b)              215,752
Triad Hospitals                                43,200(b)            1,757,807
Total                                                              12,974,038

Home building (2.1%)
Centex                                         14,400                 882,864
Meritage Homes                                  2,200(b)              142,230
NVR                                             1,092(b)              864,045
Ryland Group                                   25,400               1,647,698
Total                                                               3,536,837

Household products (0.8%)
Chattem                                         8,405(b)              303,168
JAKKS Pacific                                  17,926(b)              391,145
Nature's Sunshine Products                        446                   8,942
Nu Skin Enterprises Cl A                       19,800                 462,925
UniFirst                                          556                  21,678
Yankee Candle                                   2,263(b)               74,136
Total                                                               1,261,994

Industrial services (1.3%)
Applied Industrial Technologies                15,495                 448,425
Watsco                                         38,700               1,339,407
WESCO Intl                                     13,639(b)              460,862
Total                                                               2,248,694

Industrial transportation (2.4%)
Arkansas Best                                   2,096                  84,196
CNF                                            17,700                 830,307
EGL                                             4,177(b)              126,271
Forward Air                                     1,813(b)               77,261
Heartland Express                               4,975                 105,669
Kansas City Southern                            5,081(b)               88,714
Kirby                                           1,956(b)               86,142
Knight Transportation                           4,913                 120,860
Landstar System                                 4,877(b)              169,622
USF                                             2,398                  79,038
Vitran                                         25,700(b,c)            381,902
Wabash Natl                                    24,900(b)              631,962
Yellow Roadway                                 23,287(b)            1,318,510
Total                                                               4,100,454

Insurance (5.2%)
American Financial Group                       13,619                 419,329
First Acceptance                               11,700(b)              108,927
Fremont General                                18,681                 457,498
HCC Insurance Holdings                         35,700               1,173,459
Hilb Rogal & Hobbs                             33,600               1,194,816
Insurance Auto Auctions                           378(b)                8,327
Ohio Casualty                                 104,300(b)            2,397,858
Protective Life                                10,414                 428,640
Reinsurance Group of America                   18,700                 879,274
Safety Insurance Group                          2,164                  72,104
Selective Insurance Group                       1,464                  63,201
StanCorp Financial Group                          254                  21,590
UICI                                            5,362                 165,793
United Fire & Casualty                          1,536                  52,163
USI Holdings                                   87,000(b)              983,100
Zenith Natl Insurance                           6,379                 301,535
Total                                                               8,727,614

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Leisure time & entertainment (0.8%)
Ambassadors Group                                 256                  $8,704
Argosy Gaming                                     281(b)               12,979
Brunswick                                       4,560                 210,307
Churchill Downs                                14,300                 572,715
Handleman                                       4,670                  90,832
Intl Speedway Cl A                                406                  22,298
Polaris Inds                                    6,214                 419,445
Steinway Musical Instruments                    2,895(b)               81,465
Total                                                               1,418,745

Lodging & gaming (1.5%)
Alliance Gaming                                60,300(b,d)            601,191
Ameristar Casinos                               1,917                  83,830
Aztar                                          26,300(b)              847,649
Bluegreen                                       5,042(b)              107,647
La Quinta                                     107,000(b)              929,830
Total                                                               2,570,147

Machinery (2.9%)
AGCO                                           51,200(b)            1,051,136
American Science & Engineering                  2,974(b)              112,715
Astec Inds                                     11,500(b)              198,720
Blount Intl                                     1,031(b)               18,506
Global Power Equipment Group                   84,800(b)              810,688
IHC Caland                                     19,888(c)            1,255,874
Kennametal                                     17,660                 864,280
Middleby                                          182                   9,167
MTS Systems                                     7,965                 283,793
Nordson                                           523                  19,680
Sauer-Danfoss                                     429                   8,400
Terex                                           2,697(b)              116,106
Toro                                            1,616                 134,532
Total                                                               4,883,597

Media (3.7%)
4Kids Entertainment                             5,881(b)              108,387
ADVO                                           25,150                 925,017
Catalina Marketing                             42,093               1,081,791
Consolidated Graphics                           2,066(b)               87,185
Entravision Communications Cl A                39,000(b)              312,000
Grey Global Group                                 174                 189,660
John H Harland                                  6,307                 229,575
Playboy Enterprises Cl B                       70,400(b)              880,000
Regent Communications                         148,001(b)              777,745
RH Donnelley                                    7,402(b)              438,198
TiVo                                          105,400(b,d)            422,654
Valassis Communications                        25,000(b)              848,750
Total                                                               6,300,962

Metals (1.5%)
AK Steel Holding                               13,169(b)              191,082
Carpenter Technology                           14,500                 888,270
Metal Management                               16,880                 454,747
Olympic Steel                                  12,521(b)              294,369
Oregon Steel Mills                             20,935(b)              500,137
Steel Dynamics                                  5,804                 219,391
Total                                                               2,547,996

Multi-industry (1.8%)
Actuant Cl A                                   24,200(b)            1,264,449
Administaff                                       835(b)               12,183
AMETEK                                            826                  31,553
GEO Group                                         539(b)               16,143
Global Imaging Systems                         17,291(b)              618,845
NCO Group                                         625(b)               14,238
PDI                                             2,273(b)               45,415
Stratasys                                      24,600(b)              840,090
TeleTech Holdings                               4,174(b)               44,328
Vertrue                                         3,921(b)              147,116
Total                                                               3,034,360

Paper & packaging (0.5%)
Louisiana-Pacific                              15,036                 384,922
Potlatch                                        5,767                 265,397
Silgan Holdings                                 4,247                 253,758
Total                                                                 904,077

Real estate (0.5%)
CoStar Group                                   19,000(b)              816,050

Real estate investment trust (1.1%)
Associated Estates Realty                      10,910                 106,482
CBL & Associates Properties                     5,541                 381,110
FelCor Lodging Trust                            7,746(b)              108,134
Innkeepers USA Trust                           21,184                 285,984
New Century Financial                           2,422                 145,054
Trizec Properties                                 990                  17,533
Ventas                                         31,500                 806,399
Total                                                               1,850,696

Restaurants (1.1%)
CEC Entertainment                               3,768(b)              147,480
CKE Restaurants                                 9,776(b)              141,752
Dave & Buster's                                37,016(b)              694,789
Famous Dave's of America                          785(b)                9,342
Jack in the Box                                15,813(b)              546,814
Papa John's Intl                                  408(b)               13,125
Ruby Tuesday                                   13,400                 340,896
Total                                                               1,894,198

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Retail -- general (4.0%)
7-Eleven                                        3,905(b)              $93,134
Barnes & Noble                                  9,406(b)              307,576
BJ's Wholesale Club                             5,738(b)              164,164
Bon-Ton Stores                                  2,458                  38,664
Borders Group                                  40,200               1,055,250
Charming Shoppes                               32,013(b)              265,708
Department 56                                   2,264(b)               36,405
Electronics Boutique Holdings                   3,818(b)              133,974
Finlay Enterprises                                423(b)                7,089
Foot Locker                                    59,100               1,590,971
GameStop Cl B                                   4,349(b)               84,371
Goody's Family Clothing                        34,800                 323,988
Hollywood Entertainment                        36,972(b)              521,675
Movado Group                                    2,918                  53,195
Movie Gallery                                     664                  13,911
Pantry                                          4,992(b)              143,520
Party City                                      1,958(b)               25,082
PETCO Animal Supplies                          22,300(b)              846,731
Rent-A-Center                                  14,989(b)              367,081
Smart & Final                                   3,579(b)               51,717
Stage Stores                                    9,195(b)              363,478
Stein Mart                                      2,424(b)               47,826
Trans World Entertainment                      13,512(b)              169,576
Total                                                               6,705,086

Telecom equipment & services (1.8%)
CommScope                                      24,667(b)              370,745
Nextel Partners Cl A                           40,129(b)              798,166
Premiere Global Services                       30,383(b)              298,665
Ubiquitel                                      16,183(b)              113,119
USA Mobility                                       60(b)                2,133
Westell Technologies Cl A                     186,000(b)            1,408,950
Total                                                               2,991,778

Textiles & apparel (0.8%)
Culp                                              962(b)                6,061
Deckers Outdoor                                 2,315(b)               89,753
Hartmarx                                        6,158(b)               52,651
K-Swiss Cl A                                    4,387                 132,707
Quiksilver                                     30,300(b)              905,060
Wolverine World Wide                            3,214                 101,016
Total                                                               1,287,248

Utilities -- electric (0.4%)
Allegheny Energy                                  441(b)                8,529
El Paso Electric                                5,652(b)              109,875
Unisource Energy                               18,254                 556,747
Total                                                                 675,151

Utilities -- natural gas (1.5%)
Energen                                         7,849                 460,265
Natl Fuel Gas                                   6,469                 182,426
ONEOK                                          15,345                 425,057
Southwestern Energy                               169(b)                8,670
UGI                                            36,512               1,521,454
Total                                                               2,597,872

Utilities -- telephone (0.8%)
Commonwealth Telephone Enterprises              5,195(b)              248,529
General Communication Cl A                    102,300(b)            1,020,954
Talk America Holdings                          14,442(b)               94,451
Tessco Technologies                             3,310(b)               49,021
Total                                                               1,412,955

Total common stocks
(Cost: $136,683,740)                                             $163,390,695

Bond (--%)
Issuer                  Coupon                Principal             Value(a)
                         rate                  amount

Aerospace & defense
Timco Aviation Services
  Pay-in-kind
  01-02-07                8.00%                $8,995(f,g,h)              $--

Total bond
(Cost: $38)                              $--

Short-term securities (3.9%)(e)
Issuer                 Effective              Principal             Value(a)
                         yield                 amount

Commercial paper
Deutsche Bank Financial LLC
  02-01-05                2.50%            $1,900,000              $1,899,868
Household Intl Finance
  02-01-05                2.48                800,000                 799,945
Morgan Stanley
  02-01-05                2.52              3,800,000               3,799,734

Total short-term securities
(Cost: $6,500,000)                                                 $6,499,547

Total investments in securities
(Cost: $143,183,778)(i)                                          $169,890,242

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2005, the value of foreign securities represented 2.9% of net assets.

(d) At Jan. 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.4% of net assets. See Note 5 to the financial statements. 2.5% of net assets is the Fund's cash equivalent position.

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at Jan. 31, 2005, is as follows:

      Security                           Acquisition                      Cost
                                            dates
      Timco Aviation Services
        8.00% Pay-in-kind 2007     05-12-04 thru 09-14-04                  $38

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h)   Negligible market value.

(i) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $143,184,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $31,327,000
      Unrealized depreciation                                      (4,621,000)
                                                                   ----------
      Net unrealized appreciation                                 $26,706,000
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
16   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $143,183,778)                                                                              $169,890,242
Cash in bank on demand deposit                                                                                      215,003
Foreign currency holdings (identified cost $31) (Note 1)                                                                 31
Dividends and accrued interest receivable                                                                            33,258
Receivable for investment securities sold                                                                         2,296,090
                                                                                                                  ---------
Total assets                                                                                                    172,434,624
                                                                                                                -----------
Liabilities
Payable for investment securities purchased                                                                       1,884,563
Payable upon return of securities loaned (Note 5)                                                                 2,325,000
Accrued investment management services fee                                                                            8,692
Accrued distribution fee                                                                                              4,170
Accrued service fee                                                                                                      20
Accrued transfer agency fee                                                                                           2,782
Accrued administrative services fee                                                                                     815
Other accrued expenses                                                                                               86,327
                                                                                                                     ------
Total liabilities                                                                                                 4,312,369
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $168,122,255
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    198,901
Additional paid-in capital                                                                                      224,916,952
Net operating loss                                                                                                 (612,100)
Accumulated net realized gain (loss) (Note 6)                                                                   (83,087,962)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            26,706,464
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $168,122,255
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $152,031,030
                                                           Class B                                             $ 13,585,999
                                                           Class C                                             $     25,799
                                                           Class Y                                             $  2,479,427
Net asset value per share of outstanding capital stock:    Class A shares              17,844,629              $       8.52
                                                           Class B shares               1,755,157              $       7.74
                                                           Class C shares                   3,341              $       7.72
                                                           Class Y shares                 286,987              $       8.64
                                                                                          -------              ------------
* Including securities on loan, at value (Note 5)                                                              $  2,128,250
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Discovery Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $   520,838
Interest                                                                                                             24,978
Fee income from securities lending (Note 5)                                                                          12,687
   Less foreign taxes withheld                                                                                         (326)
                                                                                                                       ----
Total income                                                                                                        558,177
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                  524,461
Distribution fee
   Class A                                                                                                          185,992
   Class B                                                                                                           66,816
   Class C                                                                                                              155
Transfer agency fee                                                                                                 171,935
Incremental transfer agency fee
   Class A                                                                                                           16,999
   Class B                                                                                                            3,729
   Class C                                                                                                                9
Service fee -- Class Y                                                                                                1,048
Administrative services fees and expenses                                                                            50,556
Compensation of board members                                                                                         4,219
Custodian fees                                                                                                      117,701
Printing and postage                                                                                                 30,409
Registration fees                                                                                                    12,481
Audit fees                                                                                                           13,500
Other                                                                                                                 8,300
                                                                                                                      -----
Total expenses                                                                                                    1,208,310
   Expenses waived/reimbursed by AEFC (Note 2)                                                                      (32,451)
                                                                                                                    -------
                                                                                                                  1,175,859
   Earnings credits on cash balances (Note 2)                                                                        (1,948)
                                                                                                                     ------
Total net expenses                                                                                                1,173,911
                                                                                                                  ---------
Investment income (loss) -- net                                                                                    (615,734)
                                                                                                                   --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 7,479,653
   Foreign currency transactions                                                                                         28
                                                                                                                         --
Net realized gain (loss) on investments                                                                           7,479,681
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            17,346,707
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            24,826,388
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $24,210,654
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund


                                                                                              Jan. 31, 2005      July 31, 2004
                                                                                            Six months ended      Year ended
                                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                                               $   (615,734)    $ (1,323,745)
Net realized gain (loss) on investments                                                          7,479,681       40,503,378
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           17,346,707       (8,211,165)
                                                                                                ----------       ----------
Net increase (decrease) in net assets resulting from operations                                 24,210,654       30,968,468
                                                                                                ----------       ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                       1,168,668        7,160,103
   Class B shares                                                                                  162,002          545,921
   Class C shares                                                                                      175            4,450
   Class Y shares                                                                                  471,345        1,855,551
Payments for redemptions
   Class A shares                                                                              (14,240,373)     (25,246,310)
   Class B shares (Note 2)                                                                      (1,603,538)      (7,558,897)
   Class C shares (Note 2)                                                                         (11,340)              --
   Class Y shares                                                                                 (362,103)      (1,406,160)
                                                                                                  --------       ----------
Increase (decrease) in net assets from capital share transactions                              (14,415,164)     (24,645,342)
                                                                                               -----------      -----------
Total increase (decrease) in net assets                                                          9,795,490        6,323,126
Net assets at beginning of period                                                              158,326,765      152,003,639
                                                                                               -----------      -----------
Net assets at end of period                                                                   $168,122,255     $158,326,765
                                                                                              ============     ============
Undistributed (excess of distributions over) net investment income                            $   (612,100)    $      3,634
                                                                                              ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Discovery Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant

--------------------------------------------------------------------------------
20   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT
events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities

At Jan. 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Jan. 31, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
21   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2005, foreign currency holdings were entirely comprised European Monetary Units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
22   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.64% to 0.515% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $1,243 for the six months ended Jan. 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
23   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $25,268 for Class A, $2,864 for Class B and $30 for Class C for the six months ended Jan. 31, 2005.

For the six months ended Jan. 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.37% for Class A, 2.15% for Class B, 2.16% for Class C and 1.24% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $29,690, $2,740, $6 and $15, respectively. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.49% for Class A, 2.27% for Class B, 2.29% for Class C and 1.32% for Class Y of the Fund's average daily net assets

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $1,948 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
24   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $61,083,985 and $76,400,907, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2005
                                              Class A     Class B     Class C    Class Y
Sold                                         149,110       22,531        25      56,821
Issued for reinvested distributions               --           --        --          --
Redeemed                                  (1,799,318)    (226,579)   (1,490)    (45,573)
                                          ----------     --------    ------     -------
Net increase (decrease)                   (1,650,208)    (204,048)   (1,465)     11,248
                                          ----------     --------    ------      ------

                                                      Year ended July 31, 2004
                                              Class A    Class B      Class C    Class Y
Sold                                       1,012,816       81,623       700     247,454
Issued for reinvested distributions               --           --        --          --
Redeemed                                  (3,506,766)  (1,149,131)       --    (183,831)
                                          ----------   ----------       ---    --------
Net increase (decrease)                   (2,493,950)  (1,067,508)      700      63,623
                                          ----------   ----------       ---      ------

5. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2005, securities valued at $2,128,250 were on loan to brokers. For collateral, the Fund received $2,325,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $12,687 for the six months ended Jan. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $89,562,552 at July 31, 2004, that if not offset by capital gains will expire as follows:

                            2009            2010            2011
                         $12,788,586     $34,643,667     $42,130,299

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                           2005(g)        2004        2003       2002        2001
Net asset value, beginning of period                                  $7.34          $6.08       $4.84     $ 6.68      $10.29
                                                                      -----          -----       -----     ------      ------
Income from investment operations:
Net investment income (loss)                                           (.03)          (.05)       (.03)      (.05)       (.02)
Net gains (losses) (both realized and unrealized)                      1.21           1.31        1.27      (1.79)      (1.40)
                                                                      -----          -----       -----     ------      ------
Total from investment operations                                       1.18           1.26        1.24      (1.84)      (1.42)
                                                                      -----          -----       -----     ------      ------
Less distributions:
Distributions from realized gains                                        --             --          --         --       (2.19)
                                                                      -----          -----       -----     ------      ------
Net asset value, end of period                                        $8.52          $7.34       $6.08     $ 4.84      $ 6.68
                                                                      -----          -----       -----     ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                $152           $143        $134       $130        $239
Ratio of expenses to average daily net assets(b)                      1.37%(c),(d)   1.41%(c)    1.30%(c)   1.18%       1.06%
Ratio of net investment income (loss) to average daily net assets     (.69%)(d)      (.71%)      (.62%)     (.75%)      (.21%)
Portfolio turnover rate (excluding short-term securities)               38%           136%        105%       154%        115%
Total return(e)                                                      16.08%(f)      20.72%      25.62%    (27.54%)    (13.88%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.41% for the six months ended Jan. 31, 2005 and 1.53% and 1.43% for the years ended July 31, 2004 and 2003, respectively.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(g)        2004        2003       2002        2001
Net asset value, beginning of period                                     $6.70          $5.59       $4.48     $ 6.24      $ 9.84
                                                                         -----          -----       -----     ------      ------
Income from investment operations:
Net investment income (loss)                                              (.06)          (.13)       (.08)      (.11)       (.08)
Net gains (losses) (both realized and unrealized)                         1.10           1.24        1.19      (1.65)      (1.33)
                                                                         -----          -----       -----     ------      ------
Total from investment operations                                          1.04           1.11        1.11      (1.76)      (1.41)
                                                                         -----          -----       -----     ------      ------
Less distributions:
Distributions from realized gains                                           --             --          --         --       (2.19)
                                                                         -----          -----       -----     ------      ------
Net asset value, end of period                                           $7.74          $6.70       $5.59     $ 4.48      $ 6.24
                                                                         -----          -----       -----     ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $14            $13         $17        $21         $43
Ratio of expenses to average daily net assets(b)                         2.15%(c),(d)   2.18%(c)    2.08%(c)   1.96%       1.83%
Ratio of net investment income (loss) to average daily net assets       (1.47%)(d)     (1.48%)     (1.41%)    (1.53%)      (.98%)
Portfolio turnover rate (excluding short-term securities)                  38%           136%        105%       154%        115%
Total return(e)                                                         15.52%(f)      19.86%      24.78%    (28.21%)    (14.49%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.19% for the six months ended Jan. 31, 2005 and 2.30% and 2.21% for the years ended July 31, 2004 and 2003, respectively.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(g)        2004        2003       2002        2001
Net asset value, beginning of period                                     $6.68          $5.58       $4.47     $ 6.23      $ 9.84
                                                                         -----          -----       -----     ------      ------
Income from investment operations:
Net investment income (loss)                                              (.06)          (.09)       (.08)      (.11)       (.08)
Net gains (losses) (both realized and unrealized)                         1.10           1.19        1.19      (1.65)      (1.34)
                                                                         -----          -----       -----     ------      ------
Total from investment operations                                          1.04           1.10        1.11      (1.76)      (1.42)
                                                                         -----          -----       -----     ------      ------
Less distributions:
Distributions from realized gains                                           --             --          --         --       (2.19)
                                                                         -----          -----       -----     ------      ------
Net asset value, end of period                                           $7.72          $6.68       $5.58     $ 4.47      $ 6.23
                                                                         -----          -----       -----     ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--            $--         $--        $--         $--
Ratio of expenses to average daily net assets(b)                         2.16%(c),(d)   2.19%(c)    2.14%(c)   2.06%       1.83%
Ratio of net investment income (loss) to average daily net assets       (1.46%)(d)     (1.49%)     (1.47%)    (1.66%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                  38%           136%        105%       154%        115%
Total return(e)                                                         15.57%(f)      19.71%      24.83%    (28.25%)    (14.63%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.19% for the six months ended Jan. 31, 2005 and 2.31% and 2.33% for the years ended July 31, 2004 and 2003, respectively.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(g)     2004        2003       2002        2001
Net asset value, beginning of period                                     $7.44       $6.16       $4.89     $ 6.74      $10.33
                                                                         -----       -----       -----     ------      ------
Income from investment operations:
Net investment income (loss)                                              (.02)       (.04)       (.02)      (.04)       (.01)
Net gains (losses) (both realized and unrealized)                         1.22        1.32        1.29      (1.81)      (1.39)
                                                                         -----       -----       -----     ------      ------
Total from investment operations                                          1.20        1.28        1.27      (1.85)      (1.40)
                                                                         -----       -----       -----     ------      ------
Less distributions:
Distributions from realized gains                                           --          --          --         --       (2.19)
                                                                         -----       -----       -----     ------      ------
Net asset value, end of period                                           $8.64       $7.44       $6.16     $ 4.89      $ 6.74
                                                                         -----       -----       -----     ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2          $2          $1         $1          $1
Ratio of expenses to average daily net assets(b)                         1.24%(c)    1.26%(d)    1.12%(d)   1.00%        .86%
Ratio of net investment income (loss) to average daily net assets        (.55%)(c)   (.55%)      (.45%)     (.58%)      (.14%)
Portfolio turnover rate (excluding short-term securities)                  38%        136%        105%       154%        115%
Total return(e)                                                         16.13%(f)   20.78%      25.97%    (27.45%)    (13.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.38% and 1.26% for the years ended July 31, 2004 and 2003, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
30   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

                                                Beginning           Ending          Expenses
                                               account value     account value    paid during        Annualized
                                               Aug. 1, 2004      Jan. 31, 2005    the period(a)     expense ratio
Class A
   Actual(b)                                      $1,000           $1,160.80          $7.50             1.37%
   Hypothetical (5% return before expenses)       $1,000           $1,018.40          $7.01             1.37%
Class B
   Actual(b)                                      $1,000           $1,155.20         $11.74             2.15%
   Hypothetical (5% return before expenses)       $1,000           $1,014.45         $10.98             2.15%
Class C
   Actual(b)                                      $1,000           $1,155.70         $11.80             2.16%
   Hypothetical (5% return before expenses)       $1,000           $1,014.39         $11.03             2.16%
Class Y
   Actual(b)                                      $1,000           $1,161.30          $6.79             1.24%
   Hypothetical (5% return before expenses)       $1,000           $1,019.06          $6.34             1.24%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +16.08% for Class A, +15.52% for Class B, +15.57% for Class C and +16.13% for Class Y.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
31   --   AXP DISCOVERY FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Income
      Opportunities
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               6

Investments in Securities                 10

Financial Statements                      20

Notes to Financial Statements             23

Fund Expenses Example                     34

Proxy Voting                              36

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Brian Lavin, CFA*                         6/03               18

* The Fund is managed by a team of portfolio managers led by Brian Lavin.

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates by class
A: 6/19/03     B: 6/19/03     C: 6/19/03    I: 3/4/04      Y: 6/19/03

Ticker symbols by class
A: AIOAX       B: AIOBX       C: --         I: AOPIX       Y: --

Total net assets                                         $337.6 million

Number of holdings                                                  253

Weighted average life(1)                                      7.1 years

Effective duration(2)                                         4.0 years

Weighted average bond rating(3)                                       B

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 27.2%
Materials 19.2%
Utilities 10.9%
Industrials 7.9%
Health care 7.1%
Information technology 5.8%
Telecommunications 5.1%
Consumer staples 4.9%
Energy 4.5%
Short-term securities 3.5%
CMBS/ABS* 1.2%
Financials 1.1%
Telecommunication services 0.8%
Other 0.8%

* Commercial mortgage-backed/Asset-backed securities

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

A bonds                                                            0.4%
BBB bonds                                                          1.8
BB bonds                                                          27.2
B bonds                                                           66.5
CCC bonds                                                          3.3
Non-rated bonds                                                    0.8

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and liquidity risk.

High yield corporate bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

                  +6.85%              +7.03%            +7.70%

+6.85% = AXP Income Opportunities Fund Class A (excluding sales charge) +7.03% = Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained
         Index(1) (unmanaged)
+7.70% = Lipper High Current Yield Bond Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Jan. 31, 2005 by class
A: 4.83%       B: 4.30%       C: 4.30%      I: 5.42%       Y: 5.23%

At Dec. 31, 2004 by class
A: 4.77%       B: 4.25%       C: 4.25%      I: 5.36%       Y: 5.18%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

STYLE MATRIX

          DURATION
SHORT      INT.     LONG
                         HIGH
            X            MEDIUM  QUALITY
            X            LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
4  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                               Class A               Class B               Class C           Class I      Class Y
(Inception dates)             (6/19/03)             (6/19/03)             (6/19/03)         (3/4/04)     (6/19/03)
                                                            After                 After
                         NAV(1)    POP(2)      NAV(1)      CDSC(3)     NAV(1)   CDSC(4)      NAV(5)       NAV(6)
at Jan. 31, 2005
6 months *               +6.85%    +1.77%      +6.35%      +2.35%      +6.34%    +5.34%      +6.94%       +6.83%
1 year                   +8.85%    +3.68%      +8.04%      +4.04%      +8.04%    +8.04%        N/A        +9.02%
Since inception         +10.75%    +7.47%      +9.88%      +7.54%      +9.89%    +9.89%      +8.63%*     +10.92%

at Dec. 31, 2004
6 months *               +8.46%    +3.31%      +7.94%      +2.94%      +8.05%    +7.05%      +8.64%       +8.44%
1 year                  +10.31%    +5.07%      +9.39%      +5.39%      +9.39%    +9.39%        N/A       +10.47%
Since inception         +11.35%    +7.88%     +10.48%      +7.99%     +10.49%   +10.49%      +8.55%*     +11.52%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Brian Lavin, AXP Income Opportunities Fund's portfolio manager, discusses the Fund's results and positioning for the semiannual period ended Jan. 31, 2005.

Q: How did AXP Income Opportunities Fund perform for the period ended Jan.
    31, 2005?

A: AXP Income Opportunities Fund rose 6.85% (Class A shares excluding sales charge) for the six months ended Jan. 31, 2005. This was slightly less than the Fund's benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which advanced 7.03% during the same period. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, climbed 7.70%.

Q: What factors most significantly affected the Fund's performance during the last six months?

A: The high yield bond market provided strong returns over the fiscal period even as the Federal Reserve Board (the Fed) raised their short-term interest rate target four times. Ongoing economic growth, all-time low default rates and attractive bond supply/demand dynamics support high yield bond prices. The Fed's four consecutive rate hikes of 25 basis points (0.25%) were widely expected by investors and, in our view, were already priced into the market. At January 31, the Fed's short-term interest rate target stood at 2.25%, a target that was increased to 2.50% in early February.

    During the fourth quarter of the calendar year, the riskiest area of the high yield bond market -- CCC-rated securities -- outperformed higher quality bonds. Since the Fund cannot buy securities rated CCC by multiple agencies (according to the Fund's prospectus mandate), the Fund's relative fourth quarter performance lagged. We saw demand for higher risk securities from every area of the market -- retail, mutual funds, insurance companies and institutional accounts, all of which actively put money into the market and helped drive performance.

--------------------------------------------------------------------------------
6  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have a bottom-up approach when picking credits for the Fund and one of the Fund's strengths is our team of nine analysts, who are industry experts in the sectors they cover. (end callout quote)

                (begin callout quote)> We slightly upgraded the holdings in the Fund to focus on higher quality high yield bonds (double BB-rated rather than B-rated securities). (end callout quote)

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We slightly upgraded the holdings in the Fund to focus on higher quality high yield bonds (double BB-rated rather than B-rated securities). We also added publicly-traded floating rate securities to balance interest rate risk. We believe floating rate securities can help reduce the impact of rising interest rates on the Fund.

    The Fund currently has higher-than-Merrill Lynch Index positions in energy, telecommunications, cable, and health care sectors. Within telecommunications, the wireless industry had strong performance for the period and our larger exposure there boosted performance. We currently have lower-than-Merrill Lynch Index positions in technology, autos and airlines.

--------------------------------------------------------------------------------
7  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

              The Difference in Yield Between U.S. Treasuries and
                       High Yield Securities has Narrowed
       Yield Spread -- U.S. Treasuries and Overall High Yield Bond Market
                         Dec. 31, 2002 to Jan. 31, 2005

Difference in Yields

 9.58 8.91 8.97 8.33 7.31 7.46 6.81 6.26 5.95 5.92 5.33 5.05 4.84 4.69 4.89 4.99 4.46 4.77 4.53 4.46 4.54 4.29 4.06 3.56 3.44 3.52
12/02                4/03                8/03               12/03                4/04                8/04                     1/05

Source: Merrill Lynch.

As the U.S. economy has improved since the end of 2002, the difference in income potential between U.S. Treasuries and high yield bonds has narrowed substantially. Three years ago an investor could expect much greater yields from high yield bonds relative to U.S. Treasuries.

Q:  How do you intend to manage the Fund in the coming months?

A: We are generally optimistic about the high yield bond market from a fundamental perspective, tempering our view with the fact that much of the good news is already priced into the market. Differences in yields between Treasuries and securities in the high yield market are at tight levels of about 350 basis points (3.5 percentage points). The market had a strong run in 2003 and 2004 and the market is now at levels where it seems prudent to reduce risk. Going forward, we have three tactical themes:

    o We believe this year is going to be a bond-picker's year, and the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's income and/or total return potential.

--------------------------------------------------------------------------------
8  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    o We expect to continue to upgrade credit quality in the portfolio, keeping in mind that the difference in yield between Treasuries and high yield securities is near an all-time low (tight) level. In situations when additional yield is not commensurate with additional risk, we will continue to upgrade quality.

    o To reduce risk, we expect to hold a bit more cash than has been historically typical for the Fund. In addition, we plan to continue to add some floating rate securities to help cushion the effects of rising interest rates.

    We have a bottom-up approach when picking credits for the Fund and one of the Fund's strengths is our team of nine analysts that are industry experts in the sectors they cover. We believe that good security selection based on quality and in-depth security research is key to performance in the near term.

    We expect U.S. economic growth to continue in 2005 and inflation to inch upward but remain under control. We believe short-term interest rates will trend gradually upward toward 4% this year. If the Fed's actions follow a measured pace, this should not derail the high yield market. Rising interest rates are typically negative for the fixed income market in general; however, historically, high yield bonds have outperformed other fixed income asset classes on a relative basis in a gradually rising rate environment. We will continue to:

    o monitor the pace of U.S. economic growth, the actions of the Fed and the quality of new issues in the high yield bond market, and

    o seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------
9  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Income Opportunities Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (95.6%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (0.5%)
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               4.42%            $1,600,000(d,h)         $1,586,500
  Series 2004-2 Cl D
   10-20-10               5.77              2,165,000(h)            2,179,939
Total                                                               3,766,439

Aerospace & defense (2.3%)
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88              1,215,000(d)            1,233,225
   11-01-13               6.88                565,000                 573,475
L-3 Communications
   06-15-12               7.63              1,285,000               1,400,650
   07-15-13               6.13                700,000                 715,750
Moog
  Sr Sub Nts
   01-15-15               6.25              1,275,000               1,290,938
Standard Aero Holdings
  Sr Sub Nts
   09-01-14               8.25                880,000(d)              946,000
TransDigm
   07-15-11               8.38              1,595,000               1,690,700
Total                                                               7,850,738

Automotive & related (0.8%)
Tenneco Automotive
  Series B
   07-15-13              10.25              1,405,000               1,650,875
TRW Automotive
  Sr Nts
   02-15-13               9.38                960,000               1,080,000
Total                                                               2,730,875

Beverages & tobacco (0.6%)
Cott Beverages
   12-15-11               8.00              1,950,000               2,093,813

Broker dealers (0.3%)
LaBranche & Co
  Sr Nts
   05-15-12              11.00                980,000               1,051,050

Building materials & construction (2.0%)
Associated Materials
   04-15-12               9.75              2,590,000               2,874,900
Goodman Global Holding
  Sr Nts
   06-15-12               5.76                360,000(d,h)            369,000
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00              3,400,000               3,638,000
Total                                                               6,881,900

Cable (6.0%)
Cablevision Systems
  Sr Nts
   04-01-09               6.67              1,995,000(d,h)          2,154,599
CCO HoldingsLLC/Capital
  Sr Nts
   12-15-10               6.62              1,970,000(d,h)          1,955,225
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12               8.00                750,000(d)              755,625
CSC Holdings
  Sr Nts
   12-15-07               7.88                250,000                 269,375
   07-15-08               7.25                105,000                 111,038
  Sr Nts Series B
   04-01-11               7.63              1,330,000               1,449,700
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38              1,335,000               1,501,875
Echostar DBS
   10-01-14               6.63              2,325,000(d)            2,348,249
  Sr Nts
   10-01-08               5.75              1,125,000               1,133,438

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Cable (continued)
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63%            $1,800,000(c,d)         $2,034,000
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50                480,000                 530,400
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                775,000                 773,063
NTL Cable
  (U.S. Dollar) Sr Nts
   04-15-14               8.75                800,000(c,d)            892,000
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75              2,280,000(d)            2,564,999
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88              1,750,000(c)            1,787,188
Total                                                              20,260,774

Cellular telecommunications (5.1%)
AirGate PCS
   10-15-11               6.41                455,000(d,h)            468,650
American Tower
  Sr Nts
   10-15-12               7.13              1,650,000(d)            1,658,250
Crown Castle Intl
  Sr Nts
   08-01-11               9.38                605,000                 671,550
Dobson Cellular Systems
   11-01-11               7.49              1,220,000(d,h)          1,284,050
Horizon PCS
  Sr Nts
   07-15-12              11.38                645,000(d)              728,850
Intelsat Bermuda
  (U.S. Dollar) Sr Nts
   01-15-12               7.79              2,675,000(c,d,h)        2,755,250
Nextel Communications
  Sr Nts
   10-31-13               6.88              2,855,000               3,104,812
   03-15-14               5.95                720,000                 747,000
Rogers Wireless Communications
  (U.S. Dollar)
   12-15-10               5.53                785,000(c,d,h)          826,213
   12-15-12               7.25                940,000(c,d)          1,003,450
  (U.S. Dollar) Sr Sub Nts
   12-15-12               8.00                755,000(c,d)            807,850
Rural Cellular
   03-15-12               8.25                865,000                 925,550
SBA Telecommunications
  Sr Disc Nts (Zero coupon through 12-15-07,
  thereafter 9.75%)
   12-15-11               7.31              2,475,000(g)            2,131,594
Total                                                              17,113,069

Chemicals (5.7%)
Airgas
   10-01-11               9.13                250,000                 276,875
  Sr Sub Nts
   07-15-14               6.25                310,000                 315,425
BCP Crystal Holdings
  Sr Sub Nts
   06-15-14               9.63              2,290,000(d)            2,541,900
Compass Minerals Group
   08-15-11              10.00                895,000               1,002,400
Equistar Chemicals LP/Funding
   09-01-08              10.13                250,000                 285,000
  Sr Nts
   05-01-11              10.63              1,000,000               1,150,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13              2,260,000               2,412,550
Innophos
  Sr Sub Nts
   08-15-14               8.88              1,160,000(d)            1,249,900
INVISTA
  (U.S. Dollar)
   05-01-12               9.25              3,525,000(c,d)          3,881,905
Lyondell Chemical
  Series A
   05-01-07               9.63                970,000               1,059,725
Nalco
  Sr Nts
   11-15-11               7.75                610,000                 654,225

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Chemicals (continued)
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10              10.25%            $1,060,000(c)           $1,205,750
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11              10.63                430,000                 490,200
  Sub Nts
   11-15-14               7.50              1,830,000(d)            1,884,900
Sovereign Specialty Chemicals
   03-15-10              11.88                650,000                 689,000
Total                                                              19,099,755

Electronics (0.5%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00              1,615,000               1,687,675

Energy (3.1%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50                200,000                 218,000
   06-15-14               7.50              1,390,000               1,515,100
   08-15-14               7.00                110,000                 116,600
   06-15-15               6.38                660,000(d)              673,200
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25              1,620,000               1,615,950
Energy Transfer Partners
  Sr Nts
   02-01-15               5.95              2,455,000(d)            2,516,159
Hilcorp Energy I LP/Finance
  Sr Nts
   09-01-10              10.50                750,000(d)              840,000
Newfield Exploration
  Sr Nts
   03-01-11               7.63                825,000                 924,000
  Sr Sub Nts
   08-15-12               8.38              1,000,000               1,112,500
   09-01-14               6.63                675,000(d)              712,125
Total                                                              10,243,634

Energy equipment & services (1.5%)
Grant Prideco
  Series B
   12-01-07               9.63                400,000                 446,000
Grant Prideco Escrow
   12-15-09               9.00              1,710,000               1,893,825
Key Energy Services
  Series C
   03-01-08               8.38                935,000                 975,906
  Sr Nts
   05-01-13               6.38                720,000                 720,000
Plains All American Pipeline LP/Finance
   10-15-12               7.75                250,000                 294,182
Pride Intl
  Sr Nts
   07-15-14               7.38                545,000                 599,500
Total                                                               4,929,413

Environmental services (0.2%)
Clean Harbors
   07-15-12              11.25                540,000(d)              610,200

Finance companies (0.3%)
GMAC
   09-15-11               6.88              1,125,000               1,129,688

Financial services (0.5%)
ALH Finance LLC/Finance
  Sr Sub Nts
   01-15-13               8.50                535,000(d)              545,700
Leslie's Poolmart
  Sr Nts
   02-01-13               7.75                470,000(d)              478,225
Metris Companies
   07-15-06              10.13                500,000                 511,875
Total                                                               1,535,800

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Food (3.1%)
American Seafoods Group LLC
   04-15-10              10.13%            $1,495,000              $1,614,600
B&G Foods Holdings
  Sr Nts
   10-01-11               8.00                505,000                 537,194
Burns Philp Capital Property
  (U.S. Dollar)
   11-15-10               9.50                960,000(c)            1,051,200
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75              3,250,000(c)            3,623,750
Del Monte
  Series B
   05-15-11               9.25                200,000                 222,000
  Sr Sub Nts
   12-15-12               8.63              1,525,000               1,692,750
   02-15-15               6.75                705,000(b,d)            712,050
Reddy Ice Group
  Sr Sub Nts
   08-01-11               8.88              1,035,000               1,107,450
Total                                                              10,560,994

Furniture & appliances (0.2%)
Simmons Bedding
  Sr Sub Nts
   01-15-14               7.88                760,000                 763,800

Health care products (0.9%)
Valeant Pharmaceuticals Intl
  Sr Nts
   12-15-11               7.00                990,000               1,034,550
VWR Intl
  Sr Nts
   04-15-12               6.88              2,050,000               2,111,500
Total                                                               3,146,050

Health care services (6.1%)
Ardent Health Services
  Sr Sub Nts
   08-15-13              10.00                445,000                 460,575
Cardinal Health
   06-15-15               4.00              1,660,000               1,490,712
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50                770,000(d)              770,000
Concentra Operating
   06-01-12               9.13                400,000                 449,000
Coventry Health Care
  Sr Nts
   01-15-12               5.88              1,630,000(d)            1,650,488
HCA
   11-06-08               5.25                500,000                 500,025
   12-01-09               5.50                890,000                 886,353
  Sr Nts
   02-01-11               7.88                500,000                 549,677
   05-01-12               6.95              1,100,000               1,158,291
   03-15-14               5.75              1,200,000               1,163,213
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75              1,000,000               1,077,500
MedCath Holding
  Sr Nts
   07-15-12               9.88                985,000               1,058,875
NeighborCare
  Sr Sub Nts
   11-15-13               6.88              1,100,000               1,159,125
Province Healthcare
  Sr Sub Nts
   06-01-13               7.50                980,000               1,097,600
Service Corp Intl
   04-15-09               7.70              1,030,000               1,091,800
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                730,000(d)              757,375
   02-01-15               9.25              2,495,000(d)            2,488,762
Triad Hospitals
  Sr Nts
   05-15-12               7.00              2,010,000               2,102,962
US Oncology
  Sr Nts
   08-15-12               9.00                665,000(d)              721,525
Total                                                              20,633,858

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Home building (1.8%)
DR Horton
  Sr Nts
   05-01-13               6.88%              $200,000                $220,601
  Sr Sub Nts
   09-15-10               9.75                500,000                 601,809
KB HOME
   08-15-11               6.38                915,000                 969,528
  Sr Sub Nts
   02-01-10               7.75                500,000                 543,941
Meritage Homes
   06-01-11               9.75                750,000                 828,750
Standard Pacific
  Sr Nts
   05-15-11               6.88                775,000                 811,813
   03-15-13               7.75                150,000                 162,375
WCI Communities
   05-01-12               9.13                500,000                 556,250
William Lyon Homes
   04-01-13              10.75              1,275,000               1,431,187
Total                                                               6,126,254

Household products (1.1%)
Church & Dwight
  Sr Sub Nts
   12-15-12               6.00                515,000(d)              520,150
Jostens IH
   10-01-12               7.63              1,820,000(d)            1,851,850
Rayovac
  Sr Sub Nts
   02-01-15               7.38              1,390,000(b,d)          1,402,163
Total                                                               3,774,163

Industrial services (1.7%)
Allied Waste North America
   04-15-11               6.38                795,000                 747,300
   09-01-12               9.25              2,900,000               3,074,000
Da-Lite Screen
  Sr Nts
   05-15-11               9.50                750,000                 828,750
Natl Waterworks
  Series B
   12-01-12              10.50              1,000,000               1,120,000
Total                                                               5,770,050

Industrial transportation (0.5%)
Interpool
   08-01-07               7.20                310,000                 315,813
   08-01-07               7.35              1,340,000               1,365,125
Total                                                               1,680,938

Leisure time & entertainment (1.7%)
LCE Acquisition
   08-01-14               9.00              1,140,000(d)            1,194,150
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75              1,375,000               1,430,000
Universal City Florida Holding
  Sr Nts
   05-01-10               7.49                570,000(d,h)            589,950
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75              2,410,000               2,431,088
Total                                                               5,645,188

Lodging & gaming (6.2%)
Boyd Gaming
  Sr Sub Nts
   04-15-12               8.75              1,920,000               2,116,799
Caesars Entertainment
  Sr Sub Nts
   09-15-08               8.88                200,000                 225,250
   03-15-10               7.88                350,000                 390,250
   05-15-11               8.13              2,985,000               3,417,824
Global Cash Access LLC/Finance
  Sr Sub Nts
   03-15-12               8.75                900,000                 976,500
MGM Mirage
   10-01-09               6.00                150,000                 153,375
   09-15-10               8.50              1,825,000               2,066,813
  Sr Nts
   09-01-12               6.75                800,000                 838,000
   02-27-14               5.88                725,000                 714,125
Mohegan Tribal Gaming Authority
  Sr Sub Nts
   04-01-12               8.00                125,000                 134,531
   08-15-14               7.13              1,425,000               1,480,219

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Lodging & gaming (continued)
MTR Gaming Group
  Series B
   04-01-10               9.75%              $960,000              $1,051,200
Penn Natl Gaming
   03-15-10               8.88                800,000                 864,000
Premier Entertainment Biloxi LLC/Finance
  1st Mtge
   02-01-12              10.75                805,000                 873,425
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75              1,785,000               1,985,813
Riviera Holdings
   06-15-10              11.00                500,000                 560,000
Seneca Gaming
  Sr Nts
   05-01-12               7.25                965,000                 993,950
Station Casinos
  Sr Nts
   04-01-12               6.00              1,200,000               1,230,000
Virgin River Casino
   01-15-12               9.00                660,000(d)              689,700
Wheeling Island Gaming
   12-15-09              10.13                150,000                 160,500
Total                                                              20,922,274

Machinery (0.7%)
Case New Holland
  Sr Nts
   08-01-11               9.25                705,000(d)              770,213
Columbus McKinnon
   08-01-10              10.00                645,000                 715,950
Manitowoc
   11-01-13               7.13                950,000               1,016,500
Total                                                               2,502,663

Media (8.7%)
American Media Operation
   01-15-11               8.88                825,000                 868,313
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                400,000(c)              432,000
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75              1,790,000(c)            1,944,388
Dex Media East LLC/Finance
   11-15-12              12.13              2,125,000               2,544,687
Dex Media West LLC/Finance
  Sr Nts
   11-15-11               5.88              2,895,000(d)            2,829,862
  Sr Nts Series B
   08-15-10               8.50                270,000                 293,625
Emmis Operating
   05-15-12               6.88              2,030,000               2,080,750
Gray Television
   12-15-11               9.25              2,000,000               2,225,000
Lamar Media
   01-01-13               7.25              1,550,000               1,666,250
LIN TV
  Sr Sub Nts
   05-15-13               6.50                860,000                 868,600
   05-15-13               6.50              1,670,000(d)            1,686,700
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                180,000(c)              202,500
Radio One
  Series B
   07-01-11               8.88                600,000                 652,500
RH Donnelley
  Sr Nts
   01-15-13               6.88              2,270,000(d)            2,275,675
Salem Communications
   12-15-10               7.75              2,900,000               3,073,999
Salem Communications Holding
  Series B
   07-01-11               9.00                495,000                 535,838
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25              1,865,000(c)            2,037,513
Sun Media
  (U.S. Dollar)
   02-15-13               7.63              1,500,000(c)            1,597,500
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38              1,550,000               1,635,250
Total                                                              29,450,950

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Metals (2.4%)
Earle M Jorgensen
   06-01-12               9.75%              $990,000              $1,106,325
Euramax Intl
  Sr Sub Nts
   08-15-11               8.50              1,825,000               1,934,500
IMCO Recycling
   10-15-10              10.38              1,155,000               1,299,375
Ispat Inland ULC
  (U.S. Dollar)
   04-01-14               9.75                805,000(c)              992,163
Novelis
  (U.S. Dollar) Sr Nts
   02-15-15               7.25              1,620,000(b,c,d)        1,620,000
Valmont Inds
   05-01-14               6.88              1,150,000               1,184,500
Total                                                               8,136,863

Miscellaneous (2.1%)
Alderwoods Group
  Sr Nts
   09-15-12               7.75              1,415,000(d)            1,517,588
Corrections Corp of America
  Sr Nts
   05-01-11               7.50                800,000                 851,000
NationsRent
   10-15-10               9.50              2,450,000               2,731,750
United Rentals North America
   02-15-12               6.50              1,450,000               1,424,625
  Sr Sub Nts
   02-15-14               7.00                675,000                 627,750
Total                                                               7,152,713

Multi-industry (0.3%)
SPX
  Sr Nts
   01-01-13               7.50                865,000                 947,175

Paper & packaging (9.0%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-15-11               5.99              2,075,000(c,h)          2,126,875
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   10-01-10               6.30              2,645,000(c,d,h)        2,697,899
Boise Cascade LLC
  Sr Nts
   10-15-12               5.54                435,000(d,h)            446,963
  Sr Sub Nts
   10-15-14               7.13              1,475,000(d)            1,545,063
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25              2,050,000(c)            2,142,250
Crown European Holdings
  (U.S. Dollar)
   03-01-11               9.50              1,200,000(c)            1,338,000
   03-01-13              10.88              1,050,000(c)            1,231,125
Domtar
  (U.S. Dollar)
   12-01-13               5.38              1,650,000(c)            1,623,829
Georgia-Pacific
   02-01-10               8.88              1,550,000               1,794,125
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50              2,240,000               2,419,200
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12               9.63              2,815,000(c)            3,110,574
  (U.S. Dollar) Sub Nts Pay-in-kind
   10-01-13              15.50                895,704(c,d,e)        1,054,691
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75              2,335,000(c)            2,445,913
Owens-Illinois Glass Container
   05-15-11               7.75              1,590,000               1,709,250
   05-15-13               8.25                940,000               1,022,250
  Sr Nts
   12-01-14               6.75                665,000(d)              665,000
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75              2,025,000               2,085,750
Stone Container
  Sr Nts
   07-01-12               8.38                725,000                 770,313
Total                                                              30,229,070

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Restaurants (0.3%)
Domino's Pizza
  Sr Sub Nts
   07-01-11               8.25%              $850,000                $909,500

Retail -- general (1.2%)
General Nutrition Centers
  Sr Nts
   01-15-11               8.63              1,375,000(d)            1,375,000
  Sr Sub Nts
   12-01-10               8.50              1,870,000               1,683,000
William Carter
  Series B
   08-15-11              10.88                897,000               1,002,398
Total                                                               4,060,398

Telecom equipment & services (5.3%)
Cincinnati Bell
   07-15-13               7.25              1,535,000               1,596,400
GCI
  Sr Nts
   02-15-14               7.25              1,440,000               1,432,800
   02-15-14               7.25                870,000(d)              865,650
Inmarsat Finance
  (U.S. Dollar)
   06-30-12               7.63              1,345,000(c)            1,371,900
MCI
  Sr Nts
   05-01-09               7.69              2,860,000               2,985,125
   05-01-14               8.74                790,000                 864,063
New Skies Satellites
  (U.S. Dollar) Sr Nts
   11-01-11               7.44              1,130,000(c,d,h)        1,178,025
PanAmSat
   08-15-14               9.00              1,405,000(d)            1,524,425
Qwest
   11-15-08               5.63                475,000                 476,781
   03-15-12               9.13              2,790,000(d)            3,173,625
Qwest Communications Intl
  Sr Nts
   02-15-09               6.04              1,380,000(d,h)          1,400,700
Qwest Services
   12-15-07              13.50                820,000(d)              927,625
Total                                                              17,797,119

Utilities -- electric (7.5%)
Aquila
  Sr Nts
   11-15-09               7.63              1,645,000               1,700,519
   02-01-11               9.95                965,000               1,086,831
CMS Energy
  Sr Nts
   08-01-10               7.75              1,670,000               1,801,513
   02-01-12               6.30                710,000                 708,649
DPL
  Sr Nts
   09-01-11               6.88              2,685,000               2,911,866
IPALCO Enterprises
   11-14-08               8.38                460,000                 515,200
   11-14-11               8.63              3,645,000               4,301,099
Midwest Generation LLC
   05-01-34               8.75              1,740,000               1,944,450
NRG Energy
   12-15-13               8.00              1,200,000(d)            1,290,000
Potomac Edison
  1st Mtge
   11-15-14               5.35              2,500,000(d)            2,525,000
Reliant Energy
   07-15-10               9.25                300,000                 333,750
   12-15-14               6.75              2,640,000               2,574,000
Salton Sea Funding
  Sr Nts Series C
   05-30-10               7.84                315,227                 336,505
Sierra Pacific Power
   04-15-12               6.25              1,045,000               1,086,800
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88              1,360,000(d)            1,407,600
Utilicorp Canada Finance
  (U.S. Dollar)
   06-15-11               7.75                775,000(c)              802,125
Total                                                              25,325,907

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- natural gas (3.3%)
ANR Pipeline
   03-15-10               8.88%            $1,000,000              $1,112,500
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63              1,400,000               1,536,500
El Paso Production Holding
   06-01-13               7.75                960,000                 998,400
Northwest Pipeline
   03-01-10               8.13                500,000                 551,875
Southern Natural Gas
   09-15-08               6.13                225,000                 234,563
   03-15-10               8.88              1,000,000               1,112,500
Southern Star Central
   08-01-10               8.50              1,600,000               1,764,000
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00              2,800,000               3,066,000
  Sr Nts Series B
   07-15-12               8.88                500,000                 606,875
Total                                                              10,983,213

Utilities -- telephone (0.8%)
AT&T
  Sr Nts
   11-15-11               9.05              2,255,000               2,615,800

Variable rate senior loan interests (0.7%)
Metris Companies
  Term Loan
   05-06-07              12.09              1,425,000               1,496,250
Qwest
  Term Loan B
   06-30-10               6.95              1,000,000               1,020,000
Total                                                               2,516,250

Total bonds
(Cost: $314,140,343)                                             $322,636,013

Short-term securities (3.5%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.6%)
Federal Home Loan Mtge Corp Disc Nt
   03-16-05               2.29%            $1,000,000                $997,214
Federal Natl Mtge Assn Disc Nts
   02-08-05               2.22              2,800,000               2,798,617
   03-16-05               2.29              4,900,000               4,886,346
Total                                                               8,682,177

Commercial paper (0.9%)
Ranger Funding LLC
   02-22-05               2.46              3,100,000               3,095,340

Total short-term securities
(Cost: $11,777,495)                                               $11,777,517

Total investments in securities
(Cost: $325,917,838)(i)                                          $334,413,530

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,714,813.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Jan. 31, 2005, the value of foreign securities represented 14.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2005, the value of these securities amounted to $88,431,666 or 26.2% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2005.

(i) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $325,918,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $9,300,000
      Unrealized depreciation                                        (804,000)
                                                                     --------
      Net unrealized appreciation                                  $8,496,000
                                                                   ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Financial Statement

Statement of assets and liabilities
AXP Income Opportunities Fund

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $325,917,838)                                                                            $334,413,530
Capital shares receivable                                                                                           237,986
Accrued interest receivable                                                                                       6,145,866
Receivable for investment securities sold                                                                         3,496,099
Other receivable                                                                                                     86,045
                                                                                                                     ------
Total assets                                                                                                    344,379,526
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                        39
Dividends payable to shareholders                                                                                   218,854
Capital shares payable                                                                                               19,249
Payable for investment securities purchased                                                                       6,495,154
Accrued investment management services fee                                                                           16,920
Accrued distribution fee                                                                                             10,837
Accrued service fee                                                                                                       3
Accrued transfer agency fee                                                                                           2,684
Accrued administrative services fee                                                                                   1,387
Other accrued expenses                                                                                               49,078
                                                                                                                     ------
Total liabilities                                                                                                 6,814,205
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $337,565,321
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    319,406
Additional paid-in capital                                                                                      326,447,512
Excess of distributions over net investment income                                                                  (42,622)
Accumulated net realized gain (loss)                                                                              2,259,288
Unrealized appreciation (depreciation) on investments                                                             8,581,737
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $337,565,321
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $202,393,548
                                                            Class B                                            $ 74,592,542
                                                            Class C                                            $  6,673,285
                                                            Class I                                            $ 53,572,654
                                                            Class Y                                            $    333,292
Net asset value per share of outstanding capital stock:     Class A shares                 19,152,876          $      10.57
                                                            Class B shares                  7,061,670          $      10.56
                                                            Class C shares                    631,842          $      10.56
                                                            Class I shares                  5,062,733          $      10.58
                                                            Class Y shares                     31,517          $      10.57
                                                                                               ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Income Opportunities Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Interest                                                                                                        $10,403,779
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                                  947,883
Distribution fee
     Class A                                                                                                        250,656
     Class B                                                                                                        333,896
     Class C                                                                                                         31,196
Transfer agency fee                                                                                                 134,196
Incremental transfer agency fee
     Class A                                                                                                          9,226
     Class B                                                                                                          7,086
     Class C                                                                                                            680
Service fee -- Class Y                                                                                                  161
Administrative services fees and expenses                                                                            79,837
Compensation of board members                                                                                         4,285
Custodian fees                                                                                                       20,517
Printing and postage                                                                                                 25,886
Registration fees                                                                                                    14,061
Audit fees                                                                                                            9,000
Other                                                                                                                 8,962
                                                                                                                      -----
Total expenses                                                                                                    1,877,528
     Earnings credits on cash balances (Note 2)                                                                      (2,181)
                                                                                                                     ------
Total net expenses                                                                                                1,875,347
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   8,528,432
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                        3,644,037
Net change in unrealized appreciation (depreciation) on investments                                               7,018,095
                                                                                                                  ---------
Net gain (loss) on investments                                                                                   10,662,132
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $19,190,564
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Income Opportunities Fund
                                                                                       Jan. 31, 2005            July 31, 2004
                                                                                     Six months ended            Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  8,528,432              $  9,388,165
Net realized gain (loss) on investments                                                 3,644,037                 2,601,839
Net change in unrealized appreciation (depreciation) on investments                     7,018,095                 3,175,519
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                        19,190,564                15,165,523
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (5,718,770)               (7,046,010)
      Class B                                                                          (1,649,464)               (1,861,068)
      Class C                                                                            (154,015)                 (188,840)
      Class I                                                                          (1,116,456)                 (231,469)
      Class Y                                                                              (9,452)                   (7,463)
   Net realized gain
      Class A                                                                          (2,417,503)                       --
      Class B                                                                            (839,749)                       --
      Class C                                                                             (77,772)                       --
      Class I                                                                            (517,890)                       --
      Class Y                                                                              (3,854)                       --
                                                                                      -----------                ----------
Total distributions                                                                   (12,504,925)               (9,334,850)
                                                                                      -----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             57,102,443               132,710,154
   Class B shares                                                                      21,950,976                62,210,570
   Class C shares                                                                       2,124,203                 5,809,517
   Class I shares                                                                      30,951,807                21,458,579
   Class Y shares                                                                          37,045                   267,702
Reinvestment of distributions at net asset value
   Class A shares                                                                       5,493,851                 2,972,142
   Class B shares                                                                       2,198,137                 1,583,634
   Class C shares                                                                         203,878                   168,188
   Class I shares                                                                       1,610,748                   216,770
   Class Y shares                                                                          12,829                     6,594
Payments for redemptions
   Class A shares                                                                     (42,853,043)              (18,065,031)
   Class B shares (Note 2)                                                             (6,917,986)              (13,065,775)
   Class C shares (Note 2)                                                             (1,001,268)               (1,369,917)
   Class I shares                                                                        (974,975)                 (326,657)
   Class Y shares                                                                         (10,437)                      (23)
                                                                                      -----------                ----------
Increase (decrease) in net assets from capital share transactions                      69,928,208               194,576,447
                                                                                       ----------               -----------
Total increase (decrease) in net assets                                                76,613,847               200,407,120
Net assets at beginning of period                                                     260,951,474                60,544,354
                                                                                      -----------                ----------
Net assets at end of period                                                          $337,565,321              $260,951,474
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $    (42,622)             $     77,103
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Income Opportunities Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 15.87% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Jan. 31, 2005, the Fund has entered into outstanding when-issued securities of $3,714,813.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
24  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
25  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.485% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
26  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $489,311 for Class A, $15,874 for Class B and $1,412 for Class C for the six months ended Jan. 31, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.19% for Class A, 1.95% for Class B, 1.95% for Class C, 0.88% for Class I and 1.03% for Class Y of the Fund's average daily net assets. For the six months ended Jan. 31, 2005, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $2,181 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
27  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $237,158,848 and $173,239,259, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended Jan. 31, 2005
                                              Class A        Class B      Class C        Class I    Class Y
Sold                                        5,393,037      2,073,760      200,986      2,921,686      3,536
Issued for reinvested distributions           518,384        207,558       19,251        151,777      1,210
Redeemed                                   (4,034,201)      (652,971)     (94,334)       (91,805)      (996)
                                           ----------       --------      -------        -------       ----
Net increase (decrease)                     1,877,220      1,628,347      125,903      2,981,658      3,750
                                            ---------      ---------      -------      ---------      -----

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C       Class I*    Class Y
Sold                                       12,998,809      6,117,719      571,749      2,091,526     26,121
Issued for reinvested distributions           288,017        154,137       16,378         21,141        642
Redeemed                                   (1,766,437)    (1,272,904)    (134,145)       (31,592)        (2)
                                           ----------     ----------     --------        -------         --
Net increase (decrease)                    11,520,389      4,998,952      453,982      2,081,075     26,761
                                           ----------      ---------      -------      ---------     ------

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

--------------------------------------------------------------------------------
28  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004              2003(b)
Net asset value, beginning of period                                         $10.30           $ 9.70             $9.97
                                                                             ------           ------             -----
Income from investment operations:
Net investment income (loss)                                                    .30              .62               .06
Net gains (losses) (both realized and unrealized)                               .40              .60              (.27)
                                                                             ------           ------             -----
Total from investment operations                                                .70             1.22              (.21)
                                                                             ------           ------             -----
Less distributions:
Dividends from net investment income                                           (.31)            (.62)             (.06)
Distributions from realized gains                                              (.12)              --                --
                                                                             ------           ------             -----
Total distributions                                                            (.43)            (.62)             (.06)
                                                                             ------           ------             -----
Net asset value, end of period                                               $10.57           $10.30             $9.70
                                                                             ------           ------             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $202             $178               $56
Ratio of expenses to average daily net assets(c)                              1.07%(d)         1.08%             1.16%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.61%(d)         5.97%             5.59%(d)
Portfolio turnover rate (excluding short-term securities)                       61%             133%               26%
Total return(f)                                                               6.85%(g)        12.72%            (2.04%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                         $10.30           $ 9.70             $9.97
                                                                             ------           ------             -----
Income from investment operations:
Net investment income (loss)                                                    .26              .54               .05
Net gains (losses) (both realized and unrealized)                               .39              .60              (.27)
                                                                             ------           ------             -----
Total from investment operations                                                .65             1.14              (.22)
                                                                             ------           ------             -----
Less distributions:
Dividends from net investment income                                           (.27)            (.54)             (.05)
Distributions from realized gains                                              (.12)              --                --
                                                                             ------           ------             -----
Total distributions                                                            (.39)            (.54)             (.05)
                                                                             ------           ------             -----
Net asset value, end of period                                               $10.56           $10.30             $9.70
                                                                             ------           ------             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $75              $56                $4
Ratio of expenses to average daily net assets(c)                              1.83%(d)         1.83%             1.88%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.85%(d)         5.22%             5.14%(d)
Portfolio turnover rate (excluding short-term securities)                       61%             133%               26%
Total return(f)                                                               6.35%(g)        11.90%            (2.11%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                         $10.30           $ 9.69             $9.97
                                                                             ------           ------             -----
Income from investment operations:
Net investment income (loss)                                                    .26              .54               .05
Net gains (losses) (both realized and unrealized)                               .39              .61              (.28)
                                                                             ------           ------             -----
Total from investment operations                                                .65             1.15              (.23)
                                                                             ------           ------             -----
Less distributions:
Dividends from net investment income                                           (.27)            (.54)             (.05)
Distributions from realized gains                                              (.12)              --                --
                                                                             ------           ------             -----
Total distributions                                                            (.39)            (.54)             (.05)
                                                                             ------           ------             -----
Net asset value, end of period                                               $10.56           $10.30             $9.69
                                                                             ------           ------             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $7               $5                $1
Ratio of expenses to average daily net assets(c)                              1.83%(d)         1.83%             1.61%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.84%(d)         5.20%             5.45%(d)
Portfolio turnover rate (excluding short-term securities)                       61%             133%               26%
Total return(f)                                                               6.34%(g)        12.01%            (2.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(g)          2004(b)
Net asset value, beginning of period                                         $10.32           $10.41
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .32              .27
Net gains (losses) (both realized and unrealized)                               .39             (.10)
                                                                             ------           ------
Total from investment operations                                                .71              .17
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.33)            (.26)
Distributions from realized gains                                              (.12)              --
                                                                             ------           ------
Total distributions                                                            (.45)            (.26)
                                                                             ------           ------
Net asset value, end of period                                               $10.58           $10.32
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $54              $21
Ratio of expenses to average daily net assets(c)                               .72%(d)          .76%(d)
Ratio of net investment income (loss) to average daily net assets             5.97%(d)         6.40%(d)
Portfolio turnover rate (excluding short-term securities)                       61%             133%
Total return(e)                                                               6.94%(f)         1.58%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
32  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                         $10.31           $ 9.70             $9.97
                                                                             ------           ------             -----
Income from investment operations:
Net investment income (loss)                                                    .31              .63               .06
Net gains (losses) (both realized and unrealized)                               .39              .61              (.27)
                                                                             ------           ------             -----
Total from investment operations                                                .70             1.24              (.21)
                                                                             ------           ------             -----
Less distributions:
Dividends from net investment income                                           (.32)            (.63)             (.06)
Distributions from realized gains                                              (.12)              --                --
                                                                             ------           ------             -----
Total distributions                                                            (.44)            (.63)             (.06)
                                                                             ------           ------             -----
Net asset value, end of period                                               $10.57           $10.31             $9.70
                                                                             ------           ------             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c)                               .91%(d)          .92%             1.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.77%(d)         6.08%             5.71%(d)
Portfolio turnover rate (excluding short-term securities)                       61%             133%               26%
Total return(f)                                                               6.83%(g)        13.00%            (2.03%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
33  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
34  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

                                                   Beginning              Ending            Expenses
                                                 account value         account value       paid during        Annualized
                                                 Aug. 1, 2004          Jan. 31, 2005      the period(a)      expense ratio
Class A
  Actual(b)                                          $1,000              $1,068.50            $5.61              1.07%
  Hypothetical (5% return before expenses)           $1,000              $1,019.92            $5.48              1.07%
Class B
  Actual(b)                                          $1,000              $1,063.50            $9.57              1.83%
  Hypothetical (5% return before expenses)           $1,000              $1,016.07            $9.35              1.83%
Class C
  Actual(b)                                          $1,000              $1,063.40            $9.57              1.83%
  Hypothetical (5% return before expenses)           $1,000              $1,016.07            $9.35              1.83%
Class I
  Actual(b)                                          $1,000              $1,069.40            $3.78               .72%
  Hypothetical (5% return before expenses)           $1,000              $1,021.69            $3.69               .72%
Class Y
  Actual(b)                                          $1,000              $1,068.30            $4.77               .91%
  Hypothetical (5% return before expenses)           $1,000              $1,020.73            $4.66               .91%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +6.85% for Class A, +6.35% for Class B, +6.34% for Class C, +6.94% for Class I and +6.83% for Class Y.

--------------------------------------------------------------------------------
35  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
36  --   AXP INCOME OPPORTUNITIES FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Inflation Protected
        Securities
              Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Inflation Protected Securities Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      10

Notes to Financial Statements             13

Fund Expenses Example                     24

Proxy Voting                              26

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

--------------------------------------------------------------------------------
2 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Jamie C. Jackson, CFA*                    3/04               16

* The Fund is managed by a team led by Jamie C. Jackson.

FUND OBJECTIVE

For investors seeking a total return that exceeds the rate of inflation over the long term.

Inception dates by class
A: 3/4/04     B: 3/4/04    C: 3/4/04    I: 3/4/04    Y: 3/4/04

Ticker symbols by class
A: APSAX      B: APSBX     C: --        I: --        Y: --

Total net assets                                         $124.1 million

Number of holdings                                                   10

Weighted average life(1)                                      6.8 years

Adjusted effective duration(2)                                5.3 years

Weighted average bond rating(3)                                     AAA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Adjusted effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases. This number reflects an adjustment for the inflation adjustment component of the Fund's holdings.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

        DURATION
SHORT      INT.       LONG
            X                 HIGH
                              MEDIUM   QUALITY
                              LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

U.S. government obligations & agencies 98.8%
Short-term securities 1.2%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                       100.0%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Principal risks associated with the Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee applies only to the underlying TIPS securities, not the Fund itself.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

                         +5.12%                   +5.48%

+5.12% = AXP Inflation Protected Securities FundClass A (excluding sales charge) +5.48% = Lehman Brothers U.S. Treasury Inflation Notes Index(1) (unmanaged)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is generally considered representative of the market in which the Fund invests.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

CUMULATIVE TOTAL RETURNS
                              Class A               Class B             Class C            Class I     Class Y
(Inception dates)            (3/4/04)              (3/4/04)            (3/4/04)           (3/4/04)    (3/4/04)
                                                         After                 After
                        NAV(1)    POP(2)      NAV(1)    CDSC(3)     NAV(1)    CDSC(4)      NAV(5)      NAV(6)
at Jan. 31, 2005
6 months *              +5.12%    +0.13%      +4.72%    +0.72%      +4.71%    +3.71%       +5.26%      +5.20%
Since inception*        +3.81%    -1.12%      +3.10%    -0.90%      +3.06%    +2.06%       +4.05%      +3.95%

at Dec. 31, 2004
6 months *              +6.00%    +0.97%      +5.60%    +0.60%      +5.59%    +4.59%       +6.14%      +6.08%
Since inception*        +3.82%    -1.11%      +3.17%    -1.83%      +3.13%    +2.13%       +4.03%      +3.94%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Jamie Jackson discusses AXP Inflation Protected Securities Fund's positioning and results for the first half of the Fund's current fiscal year.

Q: How did AXP Inflation Protected Securities Fund perform for the six months ended Jan. 31, 2005?

A: AXP Inflation Protected Securities Fund's Class A shares gained 5.12%, excluding sales charge, for the six months ended Jan. 31, 2005. This was less than the Fund's benchmark, the Lehman Brothers U.S. Treasury Inflation Notes Index (Lehman Index), which rose 5.48% for the period.

Q:  What market conditions were present during the period?

A: During the six-month reporting period, the U.S. economy continued to strengthen despite some headwinds from high oil prices. After peaking at $55 per barrel in October, oil prices fell during the remainder of the period. In turn, these high prices filtered through to an annualized inflation number of 7.9% for the month of October, as measured by the non-seasonally adjusted Consumer Price Index. For the 12-month period ended Dec. 31, 2004, consumer prices rose 3.3% according to the latest available government data. Despite the increase, economists and policy-makers at the Federal Reserve Board (the Fed) seemed to agree that inflation remained at a fairly moderate level.

    The Fed raised the targeted federal funds rate (the overnight lending rate that influences other rates throughout the economy) four times during the period. By the end of the six months, the rate stood at 2.25%. The yield curve flattened dramatically as the difference in yields between short- and long-term securities narrowed. As economic indicators -- particularly jobs data -- improved at the end of 2004, the fixed income market sold off across the U.S. Treasury yield curve. The Fund's primary investment vehicle, Treasury Inflation Protected Securities (TIPS), outperformed other SEC YIELDS

At Jan. 31, 2005 by class
A: 1.69%      B: 0.99%     C: 0.98%     I: 2.02%     Y: 1.90%

At Dec. 31, 2004 by class
A: 6.08%      B: 5.60%     C: 5.59%     I: 6.64%     Y: 6.53%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Cumulative Returns on page 4 for additional performance information.

--------------------------------------------------------------------------------
5 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The yield curve flattened dramatically as the difference in yields between short- and long-term securities narrowed. (end callout quote)

    Treasury securities during the six months, with longer maturities outperforming shorter ones. TIPS accrue performance based on changes to inflation; therefore, this asset class benefited from a strong annualized inflation accretion rate over the period.

Q:  What factors most significantly impacted performance?

A: The Fund benefited from its near exclusive focus on TIPS during the period, as this fixed income sector turned in strong results. Relative to its benchmark, the Fund's performance was boosted by its 1% position in euro-denominated, two-year German government bonds (bunds), which advanced as the U.S. dollar weakened. A falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms. Because the benchmark Lehman Index is composed entirely of TIPS, it did not benefit from non-U.S. dollar holdings during the period.

    The primary reason for the Fund's underperformance relative to the Lehman Index was its defensive position in the form of a duration that was approximately six months shorter than the benchmark. Although we had the Fund positioned for higher rates, the yields on TIPS did not increase as much as we expected. Therefore, our short duration stance detracted from the Fund's results for the period.

Q:  What changes did you make to the Fund during the period?

A: We sold the Fund's 1% position in German government bonds during the six months, taking profits when they reached our price targets. We also established a new 5% position in 30-year U.S. Treasury bonds toward the end of the period. This move was based on the attractive break-even inflation rate we were finding at the long end of the yield curve.

--------------------------------------------------------------------------------
6 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates. (end callout quote)

(line chart)
                              U.S. TREASURY YIELDS
                    (Jan. 31, 2005 compared to Aug. 2, 2004)

Yield

(solid)     2.46      2.72      3.27      3.40       3.69      4.13      4.59
(dashed)    1.46      1.74      2.65      2.98       3.66      4.45      5.19
           3 mos.    6 mos.    2 yrs.    3 yrs.     5 yrs.    10 yrs.   30 yrs.

                                    Maturity

U.S. Treasury yields as of: (solid)  1/31/05
                            (dashed) 8/2/04

Source: Bloomberg

This chart compares the income potential of U.S. Treasury bills, notes and bonds as of Jan. 31, 2005 compared to six months earlier. This is known as the yield curve.

--------------------------------------------------------------------------------
7 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    As mentioned previously, we kept the Fund's duration shorter than the Lehman Index throughout the reporting period. We also continued to structure the portfolio using a bulleted strategy, with holdings concentrated in five-, seven- and 10-year securities in the intermediate segment of the yield curve. The Fund's turnover was very low during the period as we made only minor changes to the portfolio.

    Since its inception in March 2004, the Fund has experienced strong demand from investors with its assets growing to more than $124 million by Jan. 31, 2005. As new investor commitments have been made into the Fund, we have attempted to keep it fully invested by putting money to work as quickly as possible.

Q:  How do you intend to manage the Fund in the coming months?

A: Our outlook calls for the ongoing economic recovery to continue and for interest rates to move higher. In terms of inflation, we estimate that headline numbers will trend down toward 2.3% for 2005 as oil prices have fallen to around $45 per barrel. Given this short-term trend, the Fund increased its cash position at the end of January. We expected an unusually weak inflation accretion in February due to the fall in oil prices.

    Long-term, we believe core U.S. Consumer Price Index -- the most closely watched gauge of inflation which excludes volatile food and energy prices -- will drift higher. The Fed is typically more concerned with core inflation when making its monetary policy decisions.

    Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates. After an extended period of yield curve flattening, we are forecasting that the yield spread between short- and long-term maturities will widen in the coming months. Based on our outlook, we intend to maintain the Fund's shorter-than-index duration in the near term. However, we will continue to monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

--------------------------------------------------------------------------------
8 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

AXP Inflation Protected Securities Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (89.3%)(b)
Issuer                  Coupon             Principal                  Value(a)
                         rate               amount
U.S. government obligations & agencies
U.S. Treasury Inflation-Indexed Bond
   01-15-08               3.63%           $17,231,148              $18,568,220
   01-15-09               3.88              6,143,318                6,811,281
   04-15-10               0.88              5,650,905                5,569,784
   07-15-12               3.00             15,620,680               17,361,245
   01-15-14               2.00             15,593,063               16,132,271
   07-15-14               2.00              9,007,881                9,312,433
   01-15-25               2.38              5,785,715                6,224,736
   04-15-28               3.63             17,837,343               23,479,496
   04-15-29               3.88              5,385,082                7,407,981

Total bonds
(Cost: $108,860,327)                                              $110,867,447

Short-term security (1.0%)
Issuer                 Effective            Amount                    Value(a)
                         yield            payable at
                                           maturity
U.S. government agency
Federal Natl Mtge Assn Disc Nt
   03-17-05               2.33%            $1,300,000               $1,296,230

Total short-term security
(Cost: $1,296,203)                                                  $1,296,230

Total investments in securities
(Cost: $110,156,530)(c)                                           $112,163,677

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $110,157,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $2,167,000
      Unrealized depreciation                                         (160,000)
                                                                      --------
      Net unrealized appreciation                                   $2,007,000
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
9 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Inflation Protected Securities Fund

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $110,156,530)                                                                            $112,163,677
Cash in bank on demand deposit                                                                                      423,941
Capital shares receivable                                                                                            28,560
Accrued interest receivable                                                                                         353,373
Receivable for investment securities sold                                                                        22,190,862
                                                                                                                 ----------
Total assets                                                                                                    135,160,413
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    15,234
Capital shares payable                                                                                               71,898
Payable for investment securities purchased                                                                      10,961,125
Accrued investment management services fee                                                                            4,469
Accrued distribution fee                                                                                              4,096
Accrued transfer agency fee                                                                                             797
Accrued administrative services fee                                                                                     508
Other accrued expenses                                                                                               13,396
                                                                                                                     ------
Total liabilities                                                                                                11,071,523
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $124,088,890
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    121,991
Additional paid-in capital                                                                                      121,468,138
Excess of distributions over net investment income                                                                  (49,853)
Accumulated net realized gain (loss) (Note 6)                                                                       541,467
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                           2,007,147
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $124,088,890
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 58,426,110
                                                            Class B                                            $ 32,688,500
                                                            Class C                                            $  2,794,386
                                                            Class I                                            $ 30,169,721
                                                            Class Y                                            $     10,173
Net asset value per share of outstanding capital stock:     Class A shares                 5,743,044           $      10.17
                                                            Class B shares                 3,214,598           $      10.17
                                                            Class C shares                   274,805           $      10.17
                                                            Class I shares                 2,965,633           $      10.17
                                                            Class Y shares                     1,000           $      10.17
                                                                                               -----           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Inflation Protected Securities Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Interest                                                                                                         $1,631,170
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  212,228
Distribution fee
     Class A                                                                                                         61,490
     Class B                                                                                                        120,091
     Class C                                                                                                         11,508
Transfer agency fee                                                                                                  34,123
Incremental transfer agency fee
     Class A                                                                                                          2,229
     Class B                                                                                                          1,952
     Class C                                                                                                            198
Service fee -- Class Y                                                                                                    5
Administrative services fees and expenses                                                                            23,686
Compensation of board members                                                                                         4,219
Custodian fees                                                                                                       15,371
Printing and postage                                                                                                  9,815
Registration fees                                                                                                    49,840
Audit fees                                                                                                            9,000
Other                                                                                                                 4,876
                                                                                                                      -----
Total expenses                                                                                                      560,631
     Expenses waived/reimbursed by AEFC (Note 2)                                                                    (77,964)
                                                                                                                    -------
                                                                                                                    482,667
     Earnings credits on cash balances (Note 2)                                                                      (2,379)
                                                                                                                     ------
Total net expenses                                                                                                  480,288
                                                                                                                    -------
Investment income (loss) -- net                                                                                   1,150,882
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                                 674,341
     Foreign currency transactions                                                                                   (3,501)
                                                                                                                     ------
Net realized gain (loss) on investments                                                                             670,840
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                           2,491,056
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                             3,161,896
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $4,312,778
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Inflation Protected Securities Fund
                                                                                       Jan. 31, 2005            For the period
                                                                                     Six months ended         from March 4, 2004*
                                                                                        (Unaudited)            to July 31, 2004
Operations and distributions
Investment income (loss) -- net                                                      $  1,150,882               $   861,972
Net realized gain (loss) on investments                                                   670,840                  (107,086)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   2,491,056                  (560,416)
                                                                                        ---------                  --------
Net increase (decrease) in net assets resulting from operations                         4,312,778                   194,470
                                                                                        ---------                   -------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (704,273)                 (463,177)
      Class B                                                                            (250,548)                 (148,138)
      Class C                                                                             (24,067)                  (13,823)
      Class I                                                                            (325,443)                 (136,777)
      Class Y                                                                                (156)                     (207)
   Net realized gain
      Class A                                                                             (11,229)                       --
      Class B                                                                              (6,226)                       --
      Class C                                                                                (544)                       --
      Class I                                                                              (5,276)                       --
      Class Y                                                                                  (2)                       --
                                                                                       ----------                  --------
Total distributions                                                                    (1,327,764)                 (762,122)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             29,728,182                36,542,568
   Class B shares                                                                      19,769,964                17,905,418
   Class C shares                                                                       1,139,968                 1,835,636
   Class I shares                                                                      16,181,240                13,781,255
Reinvestment of distributions at net asset value
   Class A shares                                                                         633,366                   319,352
   Class B shares                                                                         243,172                   132,338
   Class C shares                                                                          23,955                    12,168
   Class I shares                                                                         333,291                   128,793
Payments for redemptions
   Class A shares                                                                     (11,100,144)               (3,907,183)
   Class B shares (Note 2)                                                             (2,749,008)               (3,237,197)
   Class C shares (Note 2)                                                               (208,636)                  (88,844)
   Class I shares                                                                         (94,137)                 (766,706)
                                                                                          -------                  --------
Increase (decrease) in net assets from capital share transactions                      53,901,213                62,657,598
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                56,886,227                62,089,946
Net assets at beginning of period (Note 1)                                             67,202,663                 5,112,717**
                                                                                       ----------                 ---------
Net assets at end of period                                                          $124,088,890               $67,202,663
                                                                                     ============               ===========
Undistributed (excess of distributions over) net investment income                   $    (49,853)              $   103,752
                                                                                     ------------               -----------

 *   When shares became publicly available.

** Initial capital of $5,036,210 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $76,507 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Inflation Protected Securities Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. On Feb. 19, 2004, American Express Financial Corporation (AEFC) invested $5,036,210* in the Fund (497,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 3,621** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on March 4, 2004.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 24.31% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $26,210 invested by AXP Portfolio Builder Series funds.

** Includes 2,621 shares purchased by AXP Portfolio Builder Series funds.

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13 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
14 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
15 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to 0.315% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
16 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $187,995 for Class A, $14,102 for Class B and $470 for Class C for the six months ended Jan. 31, 2005.

For the six months ended Jan. 31, 2005, AEFC and its affiliates waived certain fees and expenses to 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $24,298, $8,957, $867 and $5, respectively, and the management fees waived at the Fund level were $43,837. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $2,379 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
17 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $80,731,428 and $39,281,611, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended Jan. 31, 2005
                                              Class A        Class B      Class C      Class I      Class Y
Sold                                        2,954,370      1,965,699      113,150    1,605,332        --
Issued for reinvested distributions            62,673         24,052        2,372       32,963        --
Redeemed                                   (1,100,809)      (273,304)     (20,693)      (9,490)       --
                                           ----------       --------      -------       ------       ---
Net increase (decrease)                     1,916,234      1,716,447       94,829    1,628,805        --
                                            ---------      ---------       ------    ---------       ---

                                                               March 4, 2004* to July 31, 2004
                                              Class A        Class B      Class C      Class I      Class Y
Sold                                        3,694,979      1,813,208      186,853    1,398,008        --
Issued for reinvested distributions            32,574         13,499        1,242       13,140        --
Redeemed                                     (397,743)      (329,556)      (9,119)     (77,941)       --
                                             --------       --------       ------      -------       ---
Net increase (decrease)                     3,329,810      1,497,151      178,976    1,333,207        --
                                            ---------      ---------      -------    ---------       ---

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $49,373 at July 31, 2004, that if not offset by capital gains will expire in 2012. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
18 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004(b)
Net asset value, beginning of period                                         $ 9.82           $10.15
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .13              .21
Net gains (losses) (both realized and unrealized)                               .37             (.34)
                                                                             ------           ------
Total from investment operations                                                .50             (.13)
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.15)            (.20)
                                                                             ------           ------
Net asset value, end of period                                               $10.17           $ 9.82
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $58              $38
Ratio of expenses to average daily net assets(c),(d)                           .84%(e)          .84%(e)
Ratio of net investment income (loss) to average daily net assets             2.49%(e)         5.83%(e)
Portfolio turnover rate (excluding short-term securities)                       42%              11%
Total return(f)                                                               5.12%(g)        (1.25%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.03% for the six months ended Jan. 31, 2005 and 1.52% for the period ended July 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
19 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004(b)
Net asset value, beginning of period                                         $ 9.82           $10.15
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .09              .18
Net gains (losses) (both realized and unrealized)                               .37             (.34)
                                                                             ------           ------
Total from investment operations                                                .46             (.16)
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.11)            (.17)
                                                                             ------           ------
Net asset value, end of period                                               $10.17           $ 9.82
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $33              $15
Ratio of expenses to average daily net assets(c),(d)                          1.62%(e)         1.62%(e)
Ratio of net investment income (loss) to average daily net assets             1.82%(e)         5.09%(e)
Portfolio turnover rate (excluding short-term securities)                       42%              11%
Total return(f)                                                               4.72%(g)        (1.54%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.79% for the six months ended Jan. 31, 2005 and 2.30% for the period ended July 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
20 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2005(h)          2004(b)
Net asset value, beginning of period                                         $ 9.82           $10.15
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .09              .18
Net gains (losses) (both realized and unrealized)                               .37             (.35)
                                                                             ------           ------
Total from investment operations                                                .46             (.17)
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.11)            (.16)
                                                                             ------           ------
Net asset value, end of period                                               $10.17           $ 9.82
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                          $3               $2
Ratio of expenses to average daily net assets(c),(d)                          1.62%(e)         1.61%(e)
Ratio of net investment income (loss) to average daily net assets             1.74%(e)         4.99%(e)
Portfolio turnover rate (excluding short-term securities)                       42%              11%
Total return(f)                                                               4.71%(g)        (1.58%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.78% for the six months ended Jan. 31, 2005 and 2.30% for the period ended July 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
21 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004(b)
Net asset value, beginning of period                                         $ 9.82           $10.15
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .15              .22
Net gains (losses) (both realized and unrealized)                               .37             (.34)
                                                                             ------           ------
Total from investment operations                                                .52             (.12)
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.17)            (.21)
                                                                             ------           ------
Net asset value, end of period                                               $10.17           $ 9.82
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $30              $13
Ratio of expenses to average daily net assets(c),(d)                           .59%(e)          .59%(e)
Ratio of net investment income (loss) to average daily net assets             2.84%(e)         6.28%(e)
Portfolio turnover rate (excluding short-term securities)                       42%              11%
Total return(f)                                                               5.26%(g)        (1.14%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 0.68% for the six months ended Jan. 31, 2005 and 1.27% for the period ended July 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
22 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2005(h)          2004(b)
Net asset value, beginning of period                                         $ 9.82           $10.15
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .14              .22
Net gains (losses) (both realized and unrealized)                               .37             (.35)
                                                                             ------           ------
Total from investment operations                                                .51             (.13)
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.16)            (.20)
                                                                             ------           ------
Net asset value, end of period                                               $10.17           $ 9.82
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--
Ratio of expenses to average daily net assets(c),(d)                           .69%(e)          .69%(e)
Ratio of net investment income (loss) to average daily net assets             2.63%(e)         5.79%(e)
Portfolio turnover rate (excluding short-term securities)                       42%              11%
Total return(f)                                                               5.20%(g)        (1.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.86% for the six months ended Jan. 31, 2005 and 1.37% for the period ended July 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
24 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

                                                  Beginning           Ending                  Expenses
                                                account value      account value             paid during      Annualized
                                                Aug. 1, 2004       Jan. 31, 2005            the period(a)    expense ratio
Class A
  Actual(b)                                        $1,000           $1,051.20                 $4.37               .84%
  Hypothetical (5% return before expenses)         $1,000           $1,021.08                 $4.30               .84%
Class B
  Actual(b)                                        $1,000           $1,047.20                 $8.40              1.62%
  Hypothetical (5% return before expenses)         $1,000           $1,017.13                 $8.28              1.62%
Class C
  Actual(b)                                        $1,000           $1,047.10                 $8.40              1.62%
  Hypothetical (5% return before expenses)         $1,000           $1,017.13                 $8.28              1.62%
Class I
  Actual(b)                                        $1,000           $1,052.60                 $3.07               .59%
  Hypothetical (5% return before expenses)         $1,000           $1,022.35                 $3.02               .59%
Class Y
  Actual(b)                                        $1,000           $1,052.00                 $3.59               .69%
  Hypothetical (5% return before expenses)         $1,000           $1,021.85                 $3.54               .69%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +5.12% for Class A, +4.72% for Class B, +4.71% for Class C, +5.26% for Class I and +5.20% for Class Y.

--------------------------------------------------------------------------------
25 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
26 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Limited Duration
         Bond
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Limited Duration Bond Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               6

Investments in Securities                 10

Financial Statements                      17

Notes to Financial Statements             20

Fund Expenses Example                     31

Proxy Voting                              33

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager of the Fund, are anticipated.

--------------------------------------------------------------------------------
2   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Jamie Jackson, CFA                6/03                       16
Scott Kirby                       6/03                       18
Tom Murphy, CFA                   6/03                       18

FUND OBJECTIVE

The Fund seeks a level of current income consistent with capital preservation.

Inception dates by class
A: 6/19/03       B: 6/19/03    C: 6/19/03     I: 3/4/04     Y: 6/19/03

Ticker symbols by class
A: ALDAX         B: ALDBX      C: --          I: ALDIX      Y: --

Total net assets                                         $186.4 million

Number of holdings                                                  228

Weighted average life(1)                                      4.3 years

Effective duration(2)                                         2.9 years

Weighted average bond rating(3)                                     AAA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 41.2%
U.S. government obligations & agencies 25.7%
Corporate bonds* 14.4%
Short-term securities 9.4%
CMBS/ABS** 9.1%
Foreign government bonds 0.2%

 * Includes 3.5% Communications, 3.0% Other financial, 1.8% Banks & brokers, 1.4% Technology, 1.3% Insurance, 1.0% Consumer cyclical, 0.7% Utilities 0.6% Consumer non-cyclical, 0.6% Energy, 0.4% Basic industries and 0.1% Capital goods.

 **  Commercial mortgage-backed/Asset-backed securities

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                         85.4%
AA bonds                                                           2.4
A bonds                                                            4.2
BBB bonds                                                          8.0
Non-investment grade bonds                                          --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and liquidity risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

               +2.86%               +2.95%               +2.03%

+2.86% = AXP Limited Duration Bond Fund Class A (excluding sales charge)

+2.95% = Lehman Brothers Intermediate Aggregate Index(1) (unmanaged)

+2.03% = Lipper Short-Intermediate Investment Grade Debt Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Lehman Brothers Intermediate Aggregate Index is an unmanaged index of intermediate duration fixed-income securities. The Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Index is generally considered representative of the markets in which the Fund invests. However, the securities used to create the Index may not be representative of the bonds held in the Fund.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Jan. 31, 2005 by class
A: 2.73%         B: 2.10%      C: 2.09%       I: 3.13%      Y: 3.03%

At Dec. 31, 2004 by class
A: 2.70%         B: 2.08%      C: 2.08%       I: 3.09%      Y: 2.99%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT    LONG
  X                    HIGH
  X                    MEDIUM  QUALITY
                       LOW


--------------------------------------------------------------------------------
4   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                            Class A              Class B                  Class C                Class I     Class Y
(Inception dates)          (6/19/03)            (6/19/03)                (6/19/03)              (3/4/04)    (6/19/03)
                        NAV(1)   POP(2)    NAV(1)   After CDSC(3)   NAV(1)     After CDSC(4)     NAV(5)      NAV(6)
at Jan. 31, 2005
6 months*               +2.86%   -2.03%    +2.46%      -1.54%       +2.56%        +1.56%         +3.00%      +2.94%
1 year                  +2.97%   -1.92%    +2.20%      -1.80%       +2.30%        +2.30%           N/A       +3.15%
Since inception         +2.02%   -1.00%    +1.26%      -1.20%       +1.25%        +1.25%         +2.63%*     +2.12%

at Dec. 31, 2004
6 months *              +3.28%   -1.63%    +2.88%      -2.12%       +2.88%        +1.88%         +3.42%      +3.36%
1 year                  +3.25%   -1.66%    +2.36%      -1.64%       +2.47%        +2.47%           N/A       +3.42%
Since inception         +1.86%   -1.32%    +1.10%      -1.49%       +1.09%        +1.09%         +2.19%*     +2.02%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team discusses AXP Limited Duration Bond Fund's positioning and results for the first half of the Fund's current fiscal year.

As of Jan. 31, 2005, approximately 27.87% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result, AXP Limited Duration Bond Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Series funds (see pages 19 and 25, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Limited Duration Bond Fund may experience increased expenses as it buys and sells securities to satisfy subscriptions and redemptions in AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 26 and 31.

Q: How did AXP Limited Duration Bond Fund perform for the six months ended Jan. 31, 2005?

A: AXP Limited Duration Bond Fund's Class A shares rose 2.86%, excluding sales charge, for the six months ended Jan. 31, 2005. This was in line with the unmanaged Lehman Brothers Intermediate Aggregate Index (Lehman Index), which gained 2.95% for the period. The Fund outperformed its peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, which returned 2.03% for the same time frame.

Q:  What market conditions were present during the six months?

A: During the period, bond market investors closely watched interest rate changes made by the Federal Reserve Board (the Fed) along with inflation data. After the Fed's first three moves to tighten monetary policy in June, August and September of 2004, the market's widespread expectation was that it would pause to evaluate the effects of those rate hikes. Instead, the Fed increased interest rates twice more, bringing the targeted federal funds rate to 2.25% by the end of the reporting period. While rates at the short end of the yield curve increased, yields for intermediate- and long-term securities remained low leading to a dramatic flattening of the yield curve. On the inflation front, the core U.S. Consumer Price Index -- the most closely watched gauge of inflation which excludes volatile food and energy prices -- did move up approximately 2.2% during calendar year 2004. Despite the increase, economists and Fed policy-makers seemed to agree that inflation remained at a fairly moderate level.

--------------------------------------------------------------------------------
6   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We are now positioning the Fund to benefit from our forecast for a steeper yield curve in the coming months. (end callout quote)

    The riskiest segments of the bond market -- high-yield corporate bonds and global bonds from the emerging markets -- offered the highest returns for the period. Also, so-called spread sectors such as agency, corporate, asset-backed and mortgage-backed securities outperformed U.S. Treasuries during the six months. Finally, Treasury Inflation Protected Securities
    (TIPS) turned in strong results because they accrue performance based on changes to inflation.

Q:  What factors most significantly affected performance?

A: Specifically in the Fund, results were aided by a shorter duration stance than its benchmark during the period. The Fund's duration was 2.9 years as of Jan. 31, 2005. The Fund's performance was also rewarded by our effective positioning of securities along the yield curve, as the curve continued to flatten as we predicted. We benefited from our individual bond selection in the corporate sector where we favored higher quality issues. Additionally, our position in AAA-rated, commercial mortgage-backed securities (CMBS) contributed positively to the Fund's results, as the CMBS market was able to successfully absorb a large number of newly issued bonds. Later in the period, the Fund's performance benefited from our small global bond position, which advanced as the U.S. dollar weakened.

    On the negative side, the Fund's lower-than-Lehman Index position in mortgage-backed securities detracted from performance as that sector performed relatively well. The reason for our lower weighting was twofold. Not only were mortgage valuations expensive by historical standards, but we also believed these securities would underperform other sectors if market volatility increased.

Q:  What changes did you make to the Fund during the period?

A: We took profits in some of the Fund's global bond positions when they reached the price targets we had set for them. Also, we added intermediate-term TIPS to the Fund's portfolio during the period, but sold these securities by the end of the six months. The TIPS benefited from

--------------------------------------------------------------------------------
7   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    strong inflation accretion over the short time we owned them. Additionally, we reduced our exposure to corporate bonds, bringing our weighting more in line with the Lehman Index. We believed high-quality corporate bond yields already reflected the good news about the U.S. economy. Finally, we maintained the Fund's short duration stance based on our belief that rates would move higher.

Q:  How do you intend to manage the Fund in the coming months?

A: Our outlook calls for the ongoing economic recovery to continue and for interest rates to move higher. Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates. In addition, we are forecasting that the yield spread between short- and long-term maturities will widen in the coming months. In terms of currency, we believe the recent strength of the
     U.S. dollar will be short lived and that its value will fall to new lows in 2005.

    As a result of our outlook, we will continue to keep the Fund's duration shorter than its Lehman Index. Also, we are now positioning the Fund to benefit from our forecast for a flatter yield curve in the coming months. In terms of bond market sectors, we believe that valuations of mortgage-backed securities are still stretched. We see little upside remaining for mortgage spreads to tighten further, and the potential for rising interest rates makes us cautious on that sector. Our outlook is also cautious for high-quality corporate bonds. The risk level in that sector will continue to increase as the Fed removes liquidity from the financial markets and corporate America moves away from bondholder-friendly moves, such as debt retirement and building cash reserves, to more shareholder-friendly actions, such as equity buybacks and acquisition activity, in an effort to bolster stock prices. On the other hand, our outlook for a weak dollar boosts the attractiveness of non-U.S. bonds. A falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

    We will continue to monitor job creation and inflation numbers as they remain key indicators for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having higher-than-Lehman Index positions in securities that offer the greatest potential for outperforming the Fund's benchmark.

--------------------------------------------------------------------------------
8   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(line chart)
                              U.S. TREASURY YIELDS
                    (Jan. 31, 2005 compared to Aug. 2, 2004)

Yield

(solid)     2.46      2.72      3.27      3.40       3.69      4.13      4.59
(dashed)    1.46      1.74      2.65      2.98       3.66      4.45      5.19
           3 mos.    6 mos.    2 yrs.    3 yrs.     5 yrs.    10 yrs.   30 yrs.

                                    Maturity

U.S. Treasury yields as of: (solid)  1/31/05
                            (dashed) 8/2/04

Source: Bloomberg

This chart compares the income potential of U.S. Treasury bills, notes and bonds as of Jan. 31, 2005 compared to six months earlier. This is known as the yield curve.

--------------------------------------------------------------------------------
9   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Limited Duration Bond Fund

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (96.4%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (0.2%)
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38%              $360,000(c)             $402,300

U.S. government obligations & agencies (25.6%)
Federal Home Loan Bank
   09-22-05               2.13              1,300,000               1,293,201
   05-22-06               2.88              2,200,000               2,188,193
   08-11-06               3.25              3,750,000               3,744,600
   12-17-07               3.25                785,000                 776,012
Federal Home Loan Mtge Corp
   07-15-06               5.50              2,500,000               2,576,513
   03-15-07               4.88                700,000                 719,770
   03-18-09               3.76                545,000                 542,141
   01-15-12               5.75              3,780,000               4,112,561
   07-15-13               4.50              2,435,000               2,450,681
Federal Natl Mtge Assn
   05-15-08               6.00                900,000                 962,011
   02-15-09               3.25              1,155,000               1,128,136
U.S. Treasury
   02-28-05               1.50             11,500,000              11,495,876
   05-31-05               1.25              7,230,000               7,199,489
   11-15-05               5.75              5,000,000               5,109,570
   11-15-07               3.00              2,410,000               2,384,582
   11-15-14               4.25                365,000                 368,365
   08-15-23               6.25              1,703,000               2,042,469
   02-15-26               6.00              1,660,000               1,955,688
   02-15-31               5.38                  5,000                   5,593
Total                                                              51,055,451

Commercial mortgage-backed(f)/
Asset-backed securities (9.0%)
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85                200,000(d,g)            200,854
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55                100,000(g)              100,109
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                200,000(g)              198,031
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                300,000(g)              295,594
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94                400,000                 406,888
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                325,000                 327,311
  Series 2004-T16 Cl A3
   02-13-46               4.03                240,000                 238,989
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                336,928(d)              341,959
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               2.70                300,000(d,i)            300,210
  Series 2004-LB3A Cl A2
   07-10-37               4.71                600,000                 612,377
  Series 2004-LB3A Cl A3
   07-10-37               5.09                500,000                 518,436
  Series 2004-LB3A Cl A5
   07-10-37               5.28                500,000(i)              525,902
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52                375,000                 368,499
Daimler Chrysler Auto Trust
  Series 2005-A Cl A3
   12-08-08               3.49                750,000                 748,593
Ford Credit Auto Owner Trust
  Series 2005-A Cl A3
   11-15-08               3.48                750,000                 748,499

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12%              $200,000                $198,834
  Series 2004-C3 Cl A2
   07-10-39               4.43                360,000                 363,969
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A5
   12-10-41               4.86                300,000                 302,409
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                900,000                 920,075
  Series 2005-GG3 Cl A1
   08-10-42               3.92                200,000(b)              200,497
  Series 2005-GG3 Cl A4
   08-10-42               4.80                325,000(b)              326,603
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                 200,156
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
   07-12-37               4.39                546,853                 549,358
  Series 2004-CBX Cl A3
   01-12-37               4.18                150,000                 150,052
  Series 2004-CBX Cl A5
   01-12-37               4.65                200,000                 201,477
  Series 2004-CBX Cl A6
   01-12-37               4.90                600,000                 608,907
  Series 2004-PNC1 Cl A2
   06-12-41               4.56                300,000                 305,182
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                250,000                 252,878
  Series 2002-C4 Cl A5
   09-15-31               4.85                500,000                 512,003
  Series 2003-C8 Cl A2
   11-15-27               4.21                350,000                 351,414
  Series 2004-C2 Cl A2
   03-15-29               3.25                190,000                 183,734
  Series 2004-C4 Cl A2
   06-15-29               4.57                500,000                 508,379
  Series 2004-C6 Cl A2
   08-15-29               4.19                350,000                 349,164
  Series 2004-C7 Cl A2
   10-15-29               3.99                400,000                 396,032
  Series 2004-C8 Cl A2
   12-15-29               4.20                350,000                 349,990
  Series 2004-C8 Cl A6
   12-15-29               4.80                400,000                 404,145
  Series 2005-C1 Cl A4
   02-15-30               4.74                300,000(b)              301,499
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                250,000(g)              249,093
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               2.80                150,000(i)              150,102
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                250,000                 247,268
Morgan Stanley Capital I
  Series 2004-IQ7 Cl A2
   06-15-38               5.02                300,000                 309,096
  Series 2004-IQ8 Cl A2
   06-15-40               3.96                220,000                 219,625
  Series 2005-T17 Cl A5
   12-13-41               4.78                300,000                 301,614
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                100,000                  99,313
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                 298,959
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                106,635(g)              107,042
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                350,000                 351,723
  Series 2005-C16 Cl A4
   10-15-41               4.85                600,000                 599,929
WFS Financial Owner Trust
  Series 2002-2 Cl A4 (FSA)
   02-20-10               4.50                600,000(g)              606,243
  Series 2004-3 Cl A3
   03-17-09               3.30                250,000                 248,615

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54%              $400,000(b)             $399,923
Total                                                              18,057,553

Mortgage-backed securities (41.1%)(f,k)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.29                416,092(e)              424,734
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                248,526                 253,541
Bank of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.15                248,749(e)              240,177
Bear Stearns Adjustable Rate Mortgage Trust
  Series 2004-12 Cl 3A1
   02-25-35               5.20                449,731(e)              455,078
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                283,281                 283,271
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              1,592,370               1,635,451
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.67                174,877(e)              173,922
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.45                174,202(e)              172,011
Federal Home Loan Mtge Corp
   12-01-13               6.00                376,649                 394,247
   05-01-18               5.50                697,856                 723,718
   06-01-18               4.50                216,973                 217,121
   10-01-18               5.00                870,607                 885,731
   01-01-19               5.50              1,533,690               1,582,499
   10-01-23               5.50                444,755                 456,404
   10-01-32               6.00                444,858                 461,427
   03-01-33               6.00                586,056                 606,218
   07-01-33               6.00                265,256                 275,635
   09-01-33               5.00                894,365                 895,315
   09-01-33               6.00                345,527                 358,952
   12-01-33               5.00                448,813                 449,289
   11-01-34               6.50              1,297,419               1,358,812
  Collateralized Mtge Obligation
   02-15-27               5.00                200,000                 204,198
   10-15-27               5.00              1,350,000               1,378,328
   06-15-28               5.00                850,000                 868,455
   11-15-28               4.50                186,435                 187,976
   01-15-33               5.00                 90,323                  90,033
   02-15-33               5.50                217,394                 223,071
   07-25-43               7.00                195,653                 207,025
  Interest Only
   10-15-22              14.56                434,314(h)               32,225
Federal Natl Mtge Assn
   03-01-09               5.86                466,600                 493,725
   10-01-10               4.85                492,395                 503,002
   11-01-12               4.84                486,776                 494,584
   09-01-13               5.28                498,788                 522,098
   10-01-13               5.11                492,358                 511,003
   11-01-13               5.39                219,434                 231,539
   12-01-13               5.01                395,094                 404,229
   03-01-14               4.60                494,652                 491,699
   09-01-14               7.00                811,142                 858,836
   08-01-15               5.50                457,553                 473,174
   01-01-17               5.57                680,350                 729,569
   06-01-17               6.00                480,912                 503,596
   07-01-17               6.50                428,437                 452,770
   09-01-17               6.00                253,596                 265,558
   02-01-18               5.50                376,565                 389,826
   05-01-18               6.00                665,202                 696,773
   06-01-18               4.50                280,199                 280,450
   06-01-18               5.00              1,801,895               1,835,040
   08-01-18               4.50                254,481                 254,670
   10-01-18               4.50                989,313                 990,201
   01-01-19               5.50              1,226,193               1,266,162
   01-01-19               6.00              1,086,895               1,138,169
   01-01-19               6.50                661,865                 699,482
   02-01-19               5.00                566,565                 576,167
   10-01-19               6.00                492,676                 515,883
   02-01-20               4.50                900,000(b)              898,313
   02-01-20               5.00              3,775,000(b)            3,833,984
   07-01-23               5.00                171,893                 173,472
   08-01-23               5.50                256,681                 262,972
   09-01-23               5.50                470,581                 483,016
   10-01-23               5.50                644,556                 660,335
   12-01-23               5.50                954,735                 979,964

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   09-01-24               5.50%            $1,598,077              $1,636,905
   07-01-28               5.50                192,451                 196,813
   09-01-28               7.50                202,967                 218,131
   12-01-28               5.50                327,256                 334,675
   12-01-28               6.00                348,434                 361,531
   02-01-29               5.50                443,062                 452,856
   04-01-29               6.50                224,052                 236,067
   05-01-29               7.00                904,741                 958,560
   02-01-31               7.50                147,024                 157,670
   05-01-31               6.50                235,760                 246,835
   09-01-31               7.00                211,082                 225,328
   09-01-31               7.50                606,110                 650,002
   07-01-32               6.50                150,499                 158,084
   08-01-32               6.50                464,661                 487,627
   09-01-32               6.50              1,648,497               1,725,929
   10-01-32               6.00                242,859                 250,977
   10-01-32               6.50                408,405                 427,588
   01-01-33               5.50              1,296,144               1,322,466
   01-01-33               5.80                220,025                 237,008
   02-01-33               6.00                949,356                 980,503
   03-01-33               5.50                406,250                 414,981
   04-01-33               5.50                688,860                 704,922
   05-01-33               5.50              2,224,907               2,271,222
   05-01-33               6.00                723,017                 746,606
   06-01-33               5.50                358,869                 366,686
   06-01-33               6.00                370,790                 382,887
   07-01-33               4.85                359,146(e)              360,180
   07-01-33               5.00                798,020                 798,110
   07-01-33               5.50                161,492                 164,650
   10-01-33               6.00                250,134                 259,703
   11-01-33               5.50              1,201,176               1,224,670
   03-01-34               5.00              2,417,478               2,417,751
   04-01-34               5.00                879,973                 879,348
   05-01-34               6.50              1,059,417               1,108,512
   08-01-34               4.53                343,866(e)              345,097
   08-01-34               7.00                587,738                 621,985
   09-01-34               4.85              1,024,042(e)            1,040,775
   11-01-34               6.50              1,295,886(b)            1,355,939
   12-01-34               4.40                249,689(e)              249,781
   02-01-35               5.50              3,250,000(b)            3,308,906
   02-01-35               6.00              4,150,000(b)            4,284,875
  Collateralized Mtge Obligation
   07-25-26               5.50                500,000                 514,259
   12-25-26               8.00                141,181                 150,370
   06-25-44               7.50                243,524                 261,618
  Interest Only
   12-25-31               1.19                452,538(h)               77,683
   12-25-33               6.07                379,423(h)               93,102
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.45                419,890                 426,764
Govt Natl Mtge Assn
   06-15-32               7.50                117,687                 126,310
   07-15-33               5.00                530,453                 534,828
   10-15-33               5.00                826,404                 833,091
   10-15-33               5.50                416,281                 427,633
   03-20-34               6.50                128,975                 135,777
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.43                223,104(e)              221,511
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00                328,725                 335,582
  Series 2004-7 Cl 8A1
   08-25-19               5.00                285,381                 285,986
  Series 2004-8 Cl 7A1
   09-25-19               5.00                415,517                 416,743
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,675,000               1,717,137
Structured Adjustable Rate Mtge Loan
  Series 2004-5 Cl B1
   05-25-34               4.62                199,637(e)              197,671
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                982,535                 992,407
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                209,415                 206,477
Wells Fargo Mortgage Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35               4.57                725,000(e)              726,240
Total                                                              81,619,455

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Automotive & related (0.1%)
Ford Motor
   02-01-29               6.38%              $250,000                $223,991

Banks and savings & loans (1.9%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                235,000                 233,080
KFW Intl Finance
  (U.S. Dollar)
   10-17-05               2.50              1,150,000(c)            1,144,436
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65              1,275,000               1,337,437
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                925,000               1,027,031
Total                                                               3,741,984

Cable (1.0%)
Comcast
   03-15-11               5.50              1,510,000               1,590,891
Comcast Cable Communications
   11-15-08               6.20                295,000                 316,313
Total                                                               1,907,204

Energy equipment & services (0.6%)
Halliburton
   10-15-10               5.50              1,100,000               1,160,783

Finance companies (1.7%)
Citigroup
  Sub Nts
   09-15-14               5.00              1,695,000               1,720,867
GMAC
   09-15-11               6.88              1,700,000               1,707,084
Total                                                               3,427,951

Financial services (1.2%)
ING Security Life Institutional Funding
   01-15-10               4.25                950,000(d)              949,611
Pricoa Global Funding I
   06-15-08               4.35                495,000(d)              501,301
   01-15-10               4.20                925,000(d)              922,817
Total                                                               2,373,729

Health care services (0.6%)
Cardinal Health
   06-15-15               4.00              1,295,000               1,162,935

Insurance (1.3%)
ASIF Global Financing XIX
   01-17-13               4.90              2,450,000(d)            2,510,319

Leisure time & entertainment (0.2%)
Time Warner
   05-15-29               6.63                320,000                 351,948
Viacom
   05-15-11               6.63                 55,000                  61,187
Total                                                                 413,135

Media (0.6%)
News America
   12-15-14               5.30              1,235,000(d)            1,256,884

Multi-industry (0.1%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                105,000(c)              117,623

Paper & packaging (0.5%)
Domtar
  (U.S. Dollar)
   12-01-13               5.38                910,000(c)              895,566

Real estate (0.1%)
Camden Property Trust
   01-15-10               4.38                100,000                  99,375

Retail -- general (0.1%)
May Department Stores
   07-15-14               5.75                205,000                 212,468

Telecom equipment & services (1.4%)
Sprint Capital
   11-15-28               6.88              1,015,000 (j)           1,135,075
TELUS
  (U.S. Dollar)
   06-01-11               8.00              1,305,000(c)            1,544,192
Total                                                               2,679,267

Textiles & apparel (0.6%)
Jones Apparel Group
   11-15-14               5.13              1,220,000(d)            1,202,868

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- electric (0.7%)
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50%               $25,000                 $26,272
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                255,000(d,j)            261,204
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                205,000(d)              222,993
Metropolitan Edison
   03-15-13               4.95                455,000                 456,969
Progress Energy
  1st Mtge
   03-01-13               4.80                355,000                 357,641
Total                                                               1,325,079

Utilities -- telephone (2.0%)
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00                625,000(c,d)            631,102
Verizon Pennsylvania
  Series A
   11-15-11               5.65              3,080,000               3,246,628
Total                                                               3,877,730

Total bonds
(Cost: $179,026,053)                                             $179,723,650

Short-term securities (10.0%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (2.9%)
Federal Natl Mtge Assn Disc Nt
   02-16-05               2.21%            $5,300,000              $5,294,804

Commercial paper (7.1%)
BNP Paribas
   02-01-05               2.49              8,300,000               8,299,425
Jupiter Securitization
   02-10-05               2.40              5,000,000               4,996,667
Total                                                              13,296,092

Total short-term securities
(Cost: $18,591,943)                                               $18,590,896

Total investments in securities
(Cost: $197,617,996)(l)                                          $198,314,546

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $14,913,207.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Jan. 31, 2005, the value of foreign securities represented 2.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2005, the value of these securities amounted to $9,302,122 or 5.0% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2005.

--------------------------------------------------------------------------------
15   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC       --  American Municipal Bond Association Corporation

      FSA         --  Financial Security Assurance

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Jan. 31, 2005.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2005.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                          Notional amount
      Sale contracts

      U.S. Treasury Notes, March 2005, 5-year                       $2,300,000
      U.S. Treasury Notes, March 2005, 10-year                       3,400,000

(k) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at Jan. 31, 2005:

      Security                  Principal   Settlement  Proceeds         Value
      amount                      date      receivable
      Federal Natl Mtge Assn
        02-01-35 5.00%         $1,030,000     2-10-05  $1,016,481   $1,027,425

(l) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $197,618,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $1,211,000
      Unrealized depreciation                                         (514,000)
                                                                      --------
      Net unrealized appreciation                                   $  697,000
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
16   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Limited Duration Bond Fund

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $197,617,996)                                                                              $198,314,546
Cash in bank on demand deposit                                                                                       75,849
Capital shares receivable                                                                                           131,737
Accrued interest receivable                                                                                       1,107,522
Receivable for investment securities sold                                                                         7,047,497
                                                                                                                  ---------
Total assets                                                                                                    206,677,151
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    61,186
Capital shares payable                                                                                              145,191
Payable for investment securities purchased                                                                       4,070,280
Payable for securities purchased on a forward-commitment basis (Note 1)                                          14,913,207
Accrued investment management services fee                                                                            8,275
Accrued distribution fee                                                                                              4,356
Accrued transfer agency fee                                                                                             901
Accrued administrative services fee                                                                                     766
Other accrued expenses                                                                                               27,010
Forward sale commitments, at value (proceeds receivable $1,016,481) (Note 1)                                      1,027,425
                                                                                                                  ---------
Total liabilities                                                                                                20,258,597
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $186,418,554
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    188,332
Additional paid-in capital                                                                                      185,163,954
Excess of distributions over net investment income                                                                  (34,780)
Accumulated net realized gain (loss) (Note 7)                                                                       466,912
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                      634,136
                                                                                                                    -------
Total -- representing net assets applicable to outstanding capital stock                                       $186,418,554
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $108,579,967
                                                           Class B                                             $ 23,798,303
                                                           Class C                                             $  2,074,881
                                                           Class I                                             $ 51,955,509
                                                           Class Y                                             $      9,894
Net asset value per share of outstanding capital stock:    Class A shares           10,969,934                 $       9.90
                                                           Class B shares            2,404,035                 $       9.90
                                                           Class C shares              209,675                 $       9.90
                                                           Class I shares            5,248,594                 $       9.90
                                                           Class Y shares                1,000                 $       9.89
                                                                                         -----                 ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Limited Duration Bond Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Interest                                                                                                         $3,143,567
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  470,401
Distribution fee
   Class A                                                                                                          137,337
   Class B                                                                                                          115,547
   Class C                                                                                                           10,595
Transfer agency fee                                                                                                  48,959
Incremental transfer agency fee
   Class A                                                                                                            3,443
   Class B                                                                                                            2,505
   Class C                                                                                                              221
Service fee -- Class Y                                                                                                    7
Administrative services fees and expenses                                                                            44,211
Compensation of board members                                                                                         4,219
Custodian fees                                                                                                       31,530
Printing and postage                                                                                                 12,225
Registration fees                                                                                                     6,358
Audit fees                                                                                                            9,000
Other                                                                                                                 2,990
                                                                                                                      -----
Total expenses                                                                                                      899,548
   Expenses waived/reimbursed by AEFC (Note 2)                                                                      (32,138)
                                                                                                                    -------
                                                                                                                    867,410
   Earnings credits on cash balances (Note 2)                                                                        (1,035)
                                                                                                                     ------
Total net expenses                                                                                                  866,375
                                                                                                                    -------
Investment income (loss) -- net                                                                                   2,277,192
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 1,175,463
   Foreign currency transactions                                                                                     (8,450)
   Futures contracts                                                                                                 48,128
                                                                                                                     ------
Net realized gain (loss) on investments                                                                           1,215,141
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             1,236,921
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                             2,452,062
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $4,729,254
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Limited Duration Bond Fund
                                                                                     Jan. 31, 2005               July 31, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  2,277,192              $  2,335,324
Net realized gain (loss) on investments                                                 1,215,141                  (516,554)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   1,236,921                 1,161,526
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                         4,729,254                 2,980,296
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,515,456)               (1,871,509)
      Class B                                                                            (231,231)                 (271,245)
      Class C                                                                             (21,107)                  (28,681)
      Class I                                                                            (596,829)                 (136,920)
      Class Y                                                                                (201)                     (360)
                                                                                       ----------                ----------
Total distributions                                                                    (2,364,824)               (2,308,715)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             24,554,332                59,053,965
   Class B shares                                                                       6,660,134                26,138,304
   Class C shares                                                                         224,853                 1,796,608
   Class I shares                                                                      30,171,810                34,183,056
Reinvestment of distributions at net asset value
   Class A shares                                                                         790,934                   589,533
   Class B shares                                                                         214,870                   255,346
   Class C shares                                                                          19,259                    25,667
   Class I shares                                                                         586,612                   128,278
   Class Y shares                                                                              56                       106
Payments for redemptions
   Class A shares                                                                     (21,617,463)              (11,653,550)
   Class B shares (Note 2)                                                             (4,858,171)              (11,340,649)
   Class C shares (Note 2)                                                               (294,203)                 (598,605)
   Class I shares                                                                      (6,761,413)               (6,848,952)
   Class Y shares                                                                          (5,162)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      29,686,448                91,729,107
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                32,050,878                92,400,688
Net assets at beginning of period                                                     154,367,676                61,966,988
                                                                                      -----------                ----------
Net assets at end of period                                                          $186,418,554              $154,367,676
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $    (34,780)             $     52,852
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Limited Duration Bond Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 27.87% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Jan. 31, 2005, the Fund has entered into outstanding when-issued securities of $13,250,606 and other forward-commitments of $1,662,601.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
21   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
22   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
23   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $200,414 for Class A, $16,002 for Class B and $179 for Class C for the six months ended Jan. 31, 2005.

For the six months ended Jan. 31, 2005, AEFC and its affiliates waived certain fees and expenses to 0.94% for Class A, 1.71% for Class B, 1.70% for Class C, 0.67% for Class I and 0.78% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $25,650, $5,966, $518 and $4, respectively. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.705% for Class B, 1.705% for Class C, 0.675% for Class I and 0.775% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $1,035 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
24   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $276,587,708 and $243,864,534, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Jan. 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,487,474      674,737        22,778    3,057,584           --
Issued for reinvested distributions            80,044       21,740         1,949       59,340            6
Redeemed                                   (2,188,912)    (492,058)      (29,824)    (685,219)        (521)
                                           ----------     --------       -------     --------         ----
Net increase (decrease)                       378,606      204,419        (5,097)   2,431,705         (515)
                                              -------      -------        ------    ---------         ----

                                                                 Year ended July 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        6,050,270    2,678,048       184,130    3,506,130           --
Issued for reinvested distributions            60,254       26,092         2,622       13,192           11
Redeemed                                   (1,192,628)  (1,158,638)      (61,177)    (702,433)          --
                                           ----------   ----------       -------     --------          ---
Net increase (decrease)                     4,917,896    1,545,502       125,575    2,816,889           11
                                            ---------    ---------       -------    ---------          ---

* Inception date was March 4, 2004.

5. INTEREST RATE FUTURES CONTRACTS

At Jan. 31, 2005, investments in securities included securities valued at $89,417 that were pledged as collateral to cover initial margin deposits on 57 open sale contracts. The notional market value of the open sale contracts at Jan. 31, 2005 was $6,329,781 with a net unrealized loss of $51,470. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

--------------------------------------------------------------------------------
25   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $704,906 at July 31, 2004, that if not offset by capital gains will expire as follows:

                             2011           2012          2013
                           $193,689       $337,559      $173,658

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.76            $9.65             $9.96
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .13              .22               .01
Net gains (losses) (both realized and unrealized)                               .15              .11              (.31)
                                                                              -----            -----             -----
Total from investment operations                                                .28              .33              (.30)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.14)            (.22)             (.01)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.90            $9.76             $9.65
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $109             $103               $55
Ratio of expenses to average daily net assets(c),(d)                           .94%(e)          .96%              .96%(e)
Ratio of net investment income (loss) to average daily net assets             2.65%(e)         2.31%             1.39%(e)
Portfolio turnover rate (excluding short-term securities)                      152%             317%               36%
Total return(f)                                                               2.86%(g)         3.46%            (2.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 0.99% for the six months ended Jan. 31, 2005 and 1.03% and 2.40% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.76            $9.66             $9.96
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .09              .15               .01
Net gains (losses) (both realized and unrealized)                               .15              .10              (.30)
                                                                              -----            -----             -----
Total from investment operations                                                .24              .25              (.29)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.10)            (.15)             (.01)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.90            $9.76             $9.66
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $24              $21                $6
Ratio of expenses to average daily net assets(c),(d)                          1.71%(e)         1.71%             1.74%(e)
Ratio of net investment income (loss) to average daily net assets             1.89%(e)         1.57%             1.02%(e)
Portfolio turnover rate (excluding short-term securities)                      152%             317%               36%
Total return(f)                                                               2.46%(g)         2.58%            (2.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.76% for the six months ended Jan. 31, 2005 and 1.78% and 3.16% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.75            $9.65             $9.96
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .09              .15               .01
Net gains (losses) (both realized and unrealized)                               .16              .10              (.31)
                                                                              -----            -----             -----
Total from investment operations                                                .25              .25              (.30)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.10)            (.15)             (.01)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.90            $9.75             $9.65
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $2               $2                $1
Ratio of expenses to average daily net assets(c),(d)                          1.70%(e)         1.72%             1.72%(e)
Ratio of net investment income (loss) to average daily net assets             1.88%(e)         1.56%              .85%(e)
Portfolio turnover rate (excluding short-term securities)                      152%             317%               36%
Total return(f)                                                               2.56%(g)         2.58%            (3.02%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.75% for the six months ended Jan. 31, 2005 and 1.79% and 3.16% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004(b)
Net asset value, beginning of period                                          $9.76            $9.90
                                                                              -----            -----
Income from investment operations:
Net investment income (loss)                                                    .15              .11
Net gains (losses) (both realized and unrealized)                               .14             (.14)
                                                                              -----            -----
Total from investment operations                                                .29             (.03)
                                                                              -----            -----
Less distributions:
Dividends from net investment income                                           (.15)            (.11)
                                                                              -----            -----
Net asset value, end of period                                                $9.90            $9.76
                                                                              -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $52              $27
Ratio of expenses to average daily net assets(c)                               .67%(d)          .64%(d),(e)
Ratio of net investment income (loss) to average daily net assets             2.96%(d)         2.83%(d)
Portfolio turnover rate (excluding short-term securities)                      152%             317%
Total return(f)                                                               3.00%(g)         (.36%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.71% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005(h)          2004              2003(b)
Net asset value, beginning of period                                          $9.75            $9.65             $9.96
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                    .14              .24               .01
Net gains (losses) (both realized and unrealized)                               .15              .10              (.30)
                                                                              -----            -----             -----
Total from investment operations                                                .29              .34              (.29)
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.15)            (.24)             (.02)
                                                                              -----            -----             -----
Net asset value, end of period                                                $9.89            $9.75             $9.65
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                            .78%(e)          .80%              .81%(e)
Ratio of net investment income (loss) to average daily net assets              2.80%(e)         2.44%             1.55%(e)
Portfolio turnover rate (excluding short-term securities)                       152%             317%               36%
Total return(f)                                                                2.94%(g)         3.53%            (2.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.83% for the six months ended Jan. 31, 2005 and 0.87% and 2.24% for the periods ended July 31, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

                                                Beginning           Ending          Expenses
                                               account value     account value    paid during        Annualized
                                               Aug. 1, 2004      Jan. 31, 2005    the period(a)     expense ratio
Class A
   Actual(b)                                      $1,000            $1,028.60         $4.83              0.94%
   Hypothetical (5% return before expenses)       $1,000            $1,020.58         $4.81              0.94%
Class B
   Actual(b)                                      $1,000            $1,024.60         $8.77              1.71%
   Hypothetical (5% return before expenses)       $1,000            $1,016.68         $8.74              1.71%
Class C
   Actual(b)                                      $1,000            $1,025.60         $8.73              1.70%
   Hypothetical (5% return before expenses)       $1,000            $1,016.73         $8.69              1.70%
Class I
   Actual(b)                                      $1,000            $1,030.00         $3.45              0.67%
   Hypothetical (5% return before expenses)       $1,000            $1,021.95         $3.43              0.67%
Class Y
   Actual(b)                                      $1,000            $1,029.40         $4.01              0.78%
   Hypothetical (5% return before expenses)       $1,000            $1,021.39         $4.00              0.78%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +2.86% for Class A, +2.46% for Class B, +2.56% for Class C, +3.00% for Class I and +2.94% for Class Y.

--------------------------------------------------------------------------------
32   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
33   --   AXP LIMITED DURATION BOND FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Discovery Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 30, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 30, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 30, 2005